► Opening Remarks Firm Overview Asset & wealth Management Consumer & Community Banking Commercial & Investment Bank INVESTOR DAV 2024 OPENING REMARKS JPMORGAN CHASE &Co. Exhibit 99.2

Our new Commercial & Investment Bank is positioned for success $64 5 28 18 7 7 Payments Markets Securities Services Lending Investment Banking Consumer & Community Banking Asset & Wealth Management Home Lending Asset Management Global Private Bank 2023 Revenue1 ($B) Banking & Wealth Management Card Services & Auto $16 3 5 7 Payments Markets Lending CRE Corp. Client Middle Market Investment Banking Securities Services Commercial Banking Corporate & Investment BankCommercial & Investment Bank $20 11 9 $70 23 4 43 $49 5 28 9 6 For footnoted information, refer to slide 7 1

Complete Global Diversified At Scale Targeted initiatives – significant runway for growth Invest and grow market-leading franchises Leading financial results | Fortress balance sheet Grow & deepen consumer relationships Capture the full opportunity in Payments Scale new markets & businesses Deliver the Firm to private capital markets & venture ecosystem Extend momentum in active management 2

Tech modernization, combined with our unrivalled data, position us to benefit from next gen AI Investing in modern technology infrastructure and practices Power of unrivalled data and analytics Modern data centers Journey to cloud Experience and success using traditional AI / machine learning Opportunities with Generative AI Drive software development excellence + = Customer personalization Trading Operations Fraud management Credit decisioning Products and features tailored to the customer Pricing and hedging Automation and insights Detecting and preventing fraud Improving accuracy and access Software engineering Customer support Front office Personalization Innovation Productivity 3

Disciplined approach to risk and resource utilization is key to our operating model Risk management Regulatory / ControlExpense efficiencies We prepare for a range of outcomes Compliance & controls remain non-negotiable priorities Expense discipline is essential to earning the right to invest Provide operational resiliency and security Address multi- jurisdictional sanctions Protect clients’ assets, money in movement and data Minimize fraud and cyber risk Comply with AML3 laws and KYC4 protocols 54% 66% 67% 72% 75% 77% JPM WFC BAC C GS MS Overhead ratio1 $51B ($4B) $8B $5B $14B$10B $24B ($1B) $13B $13B $13B$11B Capital Our fortress balance sheet is a pillar of our strength $1.5T HQLA & marketable securities 112% Firm LCR 129% Bank LCR $520B Total Loss- Absorbing Capacity 15.0% Standardized CET1 ratio 6.1% Firm SLR LIQUIDITY CAPITAL For footnoted information, refer to slide 7 Revenue1,2 Expense 5-year change in: As of March 31, 2024 4

15% 24% 22% 6% 10% 15% 15% 15% 11% 13% 13% 13% 12% 17% 19% 14% 23% 18% 21% '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 '23 Assuming a reasonable B3E outcome, our 17% through the cycle target is still achievable ROTCE1 (%) STRONG TRACK RECORD OF PERFORMANCE 17% Complete Global At ScaleDiversified Adj. ROTCE2 was 13.6% ROTCE ex. reserve release/build3 was 19.3% (2020) and 18.5% (2021) through the cycle ROTCE target For footnoted information, refer to slide 7 5

Notes on non-GAAP financial measures 1. In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. The Firm’s definition of managed basis starts, in each case, with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm and each of the reportable business segments on a fully taxable-equivalent basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These financial measures allow management to assess the comparability of revenue from year-to-year arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax- exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business. For a reconciliation of the Firm’s results from a reported to managed basis for the full years 2022 and 2023, refer to page 62 of JPMorgan Chase’s Annual Report on Form 10-K for the year ended December 31, 2023 (“2023 Form 10-K”). For all other periods presented, refer to the Explanation and Reconciliation of the Firm’s Use of Non-GAAP Financial Measures disclosure in JPMorgan Chase’s Annual Report on Form 10-K for each respective year 2. Tangible common equity (“TCE”), return on tangible common equity (“ROTCE”) and tangible book value per share (“TBVPS”), are each non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than mortgage servicing rights), net of related deferred tax liabilities. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE. TBVPS represents the Firm’s TCE at period-end divided by common shares at period-end. TCE, ROTCE and TBVPS are utilized by the Firm, as well as investors and analysts, in assessing the Firm’s use of equity. For a reconciliation from common stockholders’ equity to TCE for the full years 2021, 2022 and 2023, refer to page 64 of JPMorgan Chase’s 2023 Form 10-K. For all other periods presented, refer to the Explanation and Reconciliation of the Firm’s Use of Non-GAAP Financial Measures disclosure in JPMorgan Chase’s Annual Report on Form 10-K for each respective year 6

Notes on slides 1-5 Slide 1 – Our new Commercial & Investment Bank is positioned for success 1. Totals may not sum due to rounding. See note 1 on slide 6 Slide 4 – Disciplined approach to risk and resource utilization is key to our operating model 1. See note 1 on slide 6 2. Amounts for JPM, BAC, C and WFC are on a fully taxable-equivalent basis. Amounts for GS and MS represent reported revenue 3. Anti-money laundering (“AML”) 4. Know your customer (“KYC”) Slide 5 – Assuming a reasonable B3E outcome, our 17% through the cycle target is still achievable 1. See note 2 on slide 6 2. Adjusted net income, which is a non-GAAP financial measure, excludes $2.4B from reported net income of $24.4B for 2017 as a result of the enactment of the Tax Cuts and Jobs Act 3. Effective January 1, 2020, the Firm adopted the Financial Instruments – Credit Losses accounting guidance. Firmwide results excluding the net impact of reserve release/(build) of ($9.3B) and $9.2B for the years ending December 31, 2020 and 2021, respectively, are non-GAAP financial measures. Reported net income for those periods was $29.1B and $48.3B, respectively 7

Topics of discussion Firm overview Financial results Operating environment Outlook Conclusion 1

We have a proven operating model that is supported by a consistent strategic framework Complete Global Diversified At Scale ⚫ Customer centric and easy to do business with ⚫ Comprehensive set of products and services ⚫ Focus on safety and security ⚫ Powerful brands ⚫ Continuously investing in the future while maintaining expense discipline ⚫ Focus on customer experience and innovation ⚫ Employer of choice for top talent from all backgrounds ⚫ Fortress balance sheet ⚫ Risk governance and controls ⚫ Culture and conduct ⚫ Operational resilience ⚫ Investing in and supporting our communities ⚫ Integrating environmental sustainability into business and operating decisions ⚫ Serving a diverse customer base ⚫ Promoting sound governance Exceptional client franchises Unwavering principles Long-term shareholder value Sustainable business practices 2

Being complete, global, diversified and at scale enables us to meet clients’ and customers’ needs across the spectrum and through cycles CCB2 CIB2,3 AWM Corp. Revenue1 by segment ($B) $118 $125 $162 55 50 70 49 62 6414 17 20 2019 2021 2023 OUR DIVERSE BUSINESS MIX PERFORMS THROUGH CYCLES… 55 44 90 43 53 4421 28 28 $118 $125 $162 2019 2021 2023 NII4 NIR4 Markets Revenue1 by type ($B) For footnoted information, refer to slide 17 …AND OUR CLIENTS AND CUSTOMERS BENEFIT FROM A COMPLETE AND AT-SCALE OFFERING Fill level Global Corporate Banking DCM Lending Payments M&A FICC Equities Global Research Commercial Banking ECM Business Banking International Consumer Initiatives Consumer Banking Wealth Management Card Services Home Lending Auto Asset Management Securities Services Global Private Bank $3.9T Total assets $3.4T AUM 82mm U.S. consumers5 $5.0T Client assets 310k Employees across 60+ countries >90% Of Fortune 500 companies do business with us $5.9T Consumer payments5,6 $10T Daily payment processing7 100+ Markets globally 3

We have leading client and customer-centric franchises… For footnoted information, refer to slide 18 CCB U.S. retail deposits3 7.5% 11.3% Credit card sales11 20.9% 22.9% Client investment assets12 $189B $951B ⚫ #1 retail deposit share in four of top five U.S. markets: NY, LA, Chicago and SF CIB Investment Banking fees6 8.7% 8.7% Markets revenue7 9.0% 11.4% Treasury Services revenue8 4.6%13 9.3% Securities Services revenue14 8.9%15 10.6% ⚫ Combined business is well positioned to serve end-to-end wholesale client needs AWM Client assets16 $2.3T $5.0T Long-term fund AUM outperforming over 10 years17 80% 83% ⚫ 20 straight years of positive net new flows Market share 2013 2023 +380bps +260bps+200bps +3.5x5.0 +3.5x+117% +3.5x+3ppts +3.5x~ flat +3.5x+240bps +3.5x+470bps +3.5x+170bps #1 IB fees6 Markets revenue7 Treasury Services revenue8 Multifamily lender9 Middle Market bookrunner10 U.S. retail deposits3 U.S. credit card issuer4 Primary Business Bank5 #1 #1 CIB CCB AWM Rated Private Bank in the World1 Active flows2 4

10% compound annual growth rate since 2005 $16 $19 $22 $23 $27 $30 $34 $39 $41 $45 $48 $51 $54 $56 $61 $66 $72 $73 $86 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 '23 …which has led to strong absolute and relative performance over the last decade TBVPS1 ($) STRONG TRACK RECORD OF PERFORMANCE AND GROWTH… 21% ROTCE1 +3ppts YoY $162B Revenue4 8th consecutive year of growth 53% Adj. overhead ratio4,5 -4ppts YoY 510bps > peers2 $50B Net Income +32% YoY …MAKING US WHO WE ARE TODAY… Complete Global At ScaleDiversified “We are committed to achieving high quality of earnings. This means consistently investing in our businesses” - Jamie Dimon, 2007 …AND CONSISTENTLY INVESTING… Technology Bankers, Advisors & Branches Marketing Digital, Data, AI & Product Design New and Expanded Businesses …AND PREPARING US FOR THE FUTURE 20233 For footnoted information, refer to slide 19 5

Looking ahead, the environment is changing – with tailwinds from 2023 likely turning into headwinds, and a number of uncertainties ⚫ NII under pressure ⚫ Rate cuts? ⚫ Continued mix shift in deposits ⚫ Credit normalization dynamics Tailwinds → headwinds? Uncertainties ⚫ Regulation ⚫ Basel III Endgame ⚫ GSIB ⚫ Consumer ⚫ SCB normalization ⚫ Elections ⚫ Geopolitical tensions We are prepared to deliver for our clients, customers and stakeholders in any environment 6

We expect ~$91B in NII ex. Markets for 2024 For footnoted information, refer to slide 19 ($8) $1.5 $3 2023 4Q23 annualized 2024 outlook at 4Q23 earnings 2024 outlook Rate / reprice ◼ Assumed 6 rate cuts in 2024 (4.0% FFTUB2 at YE) ◼ Deposit reprice and internal migration 2Q23: $22 3Q23: $23 4Q23: $24 $94 $90 ~$88 Balance sheet growth / mix ◼ Loan growth including continued growth in credit card revolving balances ◼ Modest deposit attrition~ NET INTEREST INCOME EX. MARKETS1 ($B) 1Q23: $21 ~$91 4Q run rate 4 fewer rate cuts than at 4Q23 earnings, paired with better-than- expected reprice and migration performance Card late fee rule Total NII outlook: ~$90B Total NII outlook: ~$91B From 4Q23 earnings 7

Our 2024 expense outlook is ~$92B and increase from previous outlook reflects $1B Foundation contribution

2024 ADJUSTED EXPENSE[1] ($B)


FDIC SA[2]
Pre-funded Foundation contribution
$85.7
~$92
Corp.
AWM
CIB
CCB
2
13
33
35
2
14
35
38
2023
2024 outlook
2024 YoY expense drivers (ex. FDIC SA)
Organic business growth
CCB
CIB
AWM
Corp
$3.0
(incl. International Consumer Initiatives)
Technology ex. First Republic
$1.4
Acquisitions
$0.7
Volume- and revenue-related
$1.2
Marketing
$0.6
Pre-funded Foundation contribution
$1.0

- Organic business growth
  - CCB: Field and branch network, Wealth Management
  - CIB: Innovation Economy
  - AWM: Private banker growth
  - Corp: International Consumer Initiatives
- Technology
- Acquisitions
  - Annualization and integration of First Republic
- Volume- and revenue-related
- Marketing
  - Drives demand for card products and strong customer engagement
- We continue to see meaningful inflationary pressures across our expense base

For footnoted information, refer to slide 19

JPMORGAN CHASE & CO.
8

6 7 7 2 8 2 1 1 2023 2024 outlook CCB CIB AWM Corp. $15.5 ~$1.5 ~$17 Our 2024 Firmwide technology expense outlook is ~$17B ⚫ First Republic +$0.2 ⚫ Investments +$0.5 ⚫ Wage growth and inflation +$0.4 ⚫ Volumes net of efficiencies +$0.5 2024 TECHNOLOGY EXPENSE ($B) Totals may not sum due to rounding Products, platforms and user experiences Tech investments by strategy $4.5 $3.1 Total $7.6 Fully loaded tech investments by line of business CCB $3.1 CIB $3.6 AWM $1.0 Total $7.6 2024 TECHNOLOGY INVESTMENTS ($B) Protect the Firm and our customers Modernize technology and software development excellence Technology lifecycle management 9

Our technology modernization continues to deliver infrastructure and engineering efficiencies

UPDATE ON OUR PROGRESS

~50%
of applications run their processing largely in the public or private cloud

~80%
of production applications have been migrated to strategic data centers and the public cloud[1]

~70%
of data is on the public or private cloud

ENGINEERING PRODUCTIVITY



Speed

~20% increase
overall in speed to deliver product features over the last 2 years



Agility

> 90%
agile practice adoption across teams, and

agility metrics improved for
> 60% of teams



Stability

~12% reduction
in incidents with impact, and

99.98%
change success rate

INFRASTRUCTURE PRODUCTIVITY

Private cloud compute and storage volumes


~50%
2021
2023

Private cloud compute and storage cost


~5%
2021
2023

For footnoted information, refer to slide 19

JPMorgan Chase & Co.
10

0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4Q19 4Q20 4Q21 4Q22 4Q23 4Q24 We are well reserved for the current environment WE EXPECT A CARD SERVICES NCO RATE OF ~3.4% FOR 2024 Card Services NCO rate (%) 5.4% 5.6% Q0 Q1 Q2 Q3 Q4 Q5 Q6 Q7 Q8 WE ARE RESERVED FOR PEAK UNEMPLOYMENT OF 5.4% IN THE FIRST QUARTER OF 20251 8-quarter weighted average UER forecasts (%) 4Q22 1Q24 FY19 3.10% FY20 2.93% FY21 1.94% FY22 1.47% FY23 2.45% FY24 ~3.4% Pre-Covid, our NCO rate was expected to trend up as we were underwriting to higher loss rates Pandemic 11.2 12.6 2.1 1.8 8.9 10.3 1.3 1.2 (0.1) 4Q22 total allowance Economic drivers Loan growth / mix and credit quality First Republic 1Q24 total allowance Card Consumer ex. Card Wholesale3 Firmwide allowance ($B)2 LOAN GROWTH HAS BEEN THE PRIMARY DRIVER OF RESERVE BUILDS $24.7 $22.2 Illustrative For footnoted information, refer to slide 19 ⚫ Net loan growth (primarily Card4): $1.0B ⚫ CRE (Office): $0.5B incl. 11

We are told to expect "broad and material changes" to capital requirements… but what does that mean?

Final B3E RWA could result from a broad range of permutations spanning all aspects of the rule

One illustrative RWA scenario that results in a
50% or ~$250B reduction from the B3E NPR[1] is described below:

- (A) Removal of U.S. gold-plating on retail credit
- (B) Modest recalibration of operational risk RWA
- (C) Lower risk weights on tax oriented renewable energy equity investments
- (D) Broader application of investment grade corporate risk weights
- (E) Other capital markets adjustments


NPR RWA
Retail gold-plating[2]
Operational risk
Renewable energy investments
Corporate risk weights
Other capital markets[3]
Reduction vs. NPR RWA (to scale)
A
B
C
D
E
Point estimate for illustrative scenario
Other potential outcomes
NPR as written
Illustrative scenario
A - E

*$500B B3E impact as previously disclosed in 3Q23

Reductions in B3E RWA impact ($B)	NPR	Illustrative scenario	Current rules
B3E RWA impact	500*	250	0
B3E CET1 impact[4]	50	22	0
RWA reduction vs. NPR	0	(250)	(500)

A lot remains unknown – the final change to capital requirements should ultimately involve a combination of B3E RWA, GSIB and SCB changes

For footnoted information, refer to slide 19

JPMorgan Chase & Co.
12

Our excess capital supports increased buybacks, but we remain cautious

ILLUSTRATIVE EXCESS CAPITAL EVOLUTION ($B)



Based on analyst estimates2
+50bps
Phase-in starting in 3Q25
54
32
(4)
5
(9)
78
Management buffer
Supports increase of buybacks compared to modest pace in recent quarters
1Q24
Organic capital generation1
RWA growth
Visa exchange offer3
Uncertainty in 2024 SCB4
1Q25 (pre-B3E)
Higher future capital requirements (B3E RWA, GSIB, SCB)
Range of excess capital

We have flexibility to support a range of regulatory outcomes, economic conditions and business opportunities

For footnoted information, refer to slide 20

JPMorgan Chase & Co.
13

We are positioned to deliver **strong returns across a range of macroeconomic conditions…**

DESPITE EXPECTED SOFT LANDING, RISKS AND UNCERTAINTIES REMAIN

- Lagged effects of monetary tightening
- Persistent inflation
- Higher-for-longer rates
- Liquidity risks
- Deposit repricing pressure
- Credit costs
- Regulatory landscape
- Geopolitical risks

ILLUSTRATIVE ROTCE[1] PATH BY SCENARIO



21%
17%
through the cycle target
2023
Medium-term

	Alternate scenarios				
Scenario assumptions	Persistent short-term inflation and a softer landing	Slowly abating inflation and a soft landing	A shallow, early recession drives inflation to fall	Persistent inflation drives a moderate, delayed recession	A moderate to deep, early recession causes inflation to fall sharply
Inflation	Persistent in short-term	Slowly abating	Abating	Persistent	Sharply abating
Fed Funds Rate	No cuts in 2024	2+ cuts in 2024	Cut to LT rate rapidly	Higher for longer	Cut below LT rate rapidly
	All scenarios include a range of B3E outcomes				

…supporting our 17% through the cycle target, assuming a reasonable B3E outcome

For footnoted information, refer to slide 20

JPMorgan Chase & Co.
14

We remain committed to serving our clients and customers with the full breadth of our offering, while producing strong returns

Complete

Promotes stronger and deeper relationships with customers

Diversified

Supports more stable earnings in any operating environment

~17%
ROTCE target

~$91B
2024 NII

~$91B
2024 NII ex. Markets

~$92B
2024 adjusted expense

Global

Allows us to serve more clients everywhere

At Scale

Offsets margin compression through volume growth and facilitates efficiencies

See notes on slide 16 for additional information on ROTCE, NII ex. Markets and adjusted expense

JPMORGAN CHASE & CO.
15

Notes on non-GAAP financial measures 1. In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. The Firm’s definition of managed basis starts, in each case, with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm and each of the reportable business segments on a fully taxable-equivalent basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These financial measures allow management to assess the comparability of revenue from year-to-year arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax- exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business. For a reconciliation of the Firm’s results from a reported to managed basis for the full years 2021, 2022 and 2023, refer to page 62 of JPMorgan Chase’s Annual Report on Form 10-K for the year ended December 31, 2023 (“2023 Form 10-K”). For all other periods presented, refer to the Explanation and Reconciliation of the Firm’s Use of Non-GAAP Financial Measures disclosure in JPMorgan Chase’s Annual Report on Form 10-K for each respective year 2. In addition to reviewing net interest income (“NII”) and noninterest revenue (“NIR”) on a managed basis, management also reviews these metrics excluding Markets, which is composed of Fixed Income Markets and Equity Markets. Markets revenue consists of principal transactions, fees, commissions and other income, as well as net interest income. These metrics, which exclude Markets, are non-GAAP financial measures. Management reviews these metrics to assess the performance of the Firm’s lending, investing (including asset-liability management) and deposit- raising activities, without the volatility associated with Markets activities. In addition, management also assesses Markets business performance on a total revenue basis as offsets may occur across revenue lines. For example, securities that generate net interest income may be risk-managed by derivatives that are reflected at fair value in principal transactions revenue. Management believes that disclosure of these measures provides investors and analysts with alternative measures to analyze the revenue trends of the Firm. For a reconciliation of NII and NIR from reported to excluding Markets for the full year 2023 and the first quarter of 2024, refer to page 63 of JPMorgan Chase’s 2023 Form 10-K and page 17 of JPMorgan Chase’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, respectively. For all other periods presented, refer to the Explanation and Reconciliation of the Firm’s Use of Non-GAAP Financial Measures disclosure in JPMorgan Chase’s Annual Report on Form 10-K for each respective year or Quarterly Report on Form 10-Q for respective quarters 3. Tangible common equity (“TCE”), return on tangible common equity (“ROTCE”) and tangible book value per share (“TBVPS”), are each non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than mortgage servicing rights), net of related deferred tax liabilities. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE. TBVPS represents the Firm’s TCE at period-end divided by common shares at period-end. TCE, ROTCE and TBVPS are utilized by the Firm, as well as investors and analysts, in assessing the Firm’s use of equity. For a reconciliation from common stockholders’ equity to TCE for the full years 2022 and 2023, refer to page 64 of JPMorgan Chase’s 2023 Form 10-K. For all other periods presented, refer to the Explanation and Reconciliation of the Firm’s Use of Non-GAAP Financial Measures disclosure in JPMorgan Chase’s Annual Report on Form 10-K for each respective year 4. Adjusted expense is a non-GAAP financial measure. Adjusted expense represents noninterest expense excluding Firmwide legal expense of $1.4B for the full year ended December 31, 2023. Management believes this information helps investors understand the effect of certain items on reported results and provides an alternate presentation of the Firm’s performance 16

Notes on slide 3 Slide 3 – Being complete, global, diversified and at scale enables us to meet clients’ and customers’ needs across the spectrum and through cycles 1. Totals may not sum due to rounding. See note 1 on slide 16 2. In the first quarter of 2023, the allocations of revenue and expense to CCB associated with a Merchant Services revenue sharing agreement were discontinued and are now retained in Payments in CIB. Prior-period amounts have been revised to conform with the current presentation 3. Sum of heritage CB and heritage CIB 4. Ex. Markets. See note 2 on slide 16 5. Ex. First Republic 6. Total payment volumes reflect Consumer and Small Business customers’ digital (ACH, BillPay, PayChase, Zelle, RTP, external transfers, digital wires), non-digital (non-digital wires, ATM, teller, checks) and credit and debit card payment outflows 7. Based on Firmwide data using regulatory reporting guidelines prescribed by the Federal Reserve for US Title 1 planning purposes; includes internal settlements, global payments to and through third-party processors and banks, and other internal transfers 17

Notes on slide 4 Slide 4 – We have leading client and customer-centric franchises… 1. Euromoney 2. Internal JPMorgan Chase analysis 3. Federal Deposit Insurance Corporation (FDIC) Summary of Deposits survey per S&P Global Market Intelligence applies a $1B deposit cap to Chase and industry branches for market share. While many of our branches have more than $1B in retail deposits, applying a cap consistently to ourselves and the industry is critical to the integrity of this measurement. Includes all commercial banks, savings banks and savings institutions as defined by the FDIC 4. Based on 2023 sales volume and loans outstanding public disclosures by peers (C, BAC, COF, AXP, DFS) and JPMorgan Chase estimates. Sales volume excludes private label and Commercial Card. Loans outstanding exclude private label, AXP Charge Card, and Citi Retail. Card outstandings market share has been revised to reflect a restatement to the 2022 reported total industry outstandings disclosed by Nilson; Chase restated from 17.3% 5. Barlow Research Associates, Primary Bank Market Share Database as of 4Q23. Rolling 8-quarter average of small businesses with revenues of more than $100,000 and less than $25mm. 2023 results include First Republic 6. Dealogic as of April 1, 2024. Rank for 2023 7. Coalition Greenwich Competitor Analytics. Based on JPMorgan Chase’s internal business structure and revenue. Rank and share based on Coalition Index Banks for Markets 8. Coalition Greenwich Competitor Analytics. Based on JPMorgan Chase’s internal business structure and revenue. Rank and share based on Coalition Index Banks for Treasury Services (Firmwide). Reflects global J.P. Morgan Treasury Services (Firmwide). Tied for 2023 9. S&P Global Market Intelligence as of December 31, 2023 10. LSEG – U.S. Overall Middle Market Bookrunner, 2023 11. Represents general purpose credit card spend, which excludes private label and Commercial Card. Based on company filings and JPMorgan Chase estimates 12. Certain wealth management clients were realigned from Asset & Wealth Management (AWM) to Consumer & Community Banking (CCB) in 4Q20. 2013 amounts were not revised in connection with this realignment 13. Data reflects 2015 market share 14. Coalition Greenwich Competitor Analytics. Based on JPMorgan Chase’s internal business structure and revenue. Share based on Coalition Index Banks for Securities Services 15. Data reflects 2014 market share 16. In the fourth quarter of 2020, the Firm realigned certain wealth management clients from AWM to CCB. Prior-period amounts have been revised to conform with the current presentation 17. Percentage of active mutual fund and active ETF assets under management in funds ranked in the 1st or 2nd quartile (one, three and five years): All quartile rankings, the assigned peer categories and the asset values used to derive these rankings are sourced from the fund rating providers. Quartile rankings are based on the net-of-fee absolute return of each fund. Where applicable, the fund rating providers redenominate asset values into U.S. dollars. The percentage of AUM is based on fund performance and associated peer rankings at the share class level for U.S.-domiciled funds, at a “primary share class” level to represent the quartile ranking for U.K., Luxembourg and Hong Kong SAR funds and at the fund level for all other funds. The performance data may have been different if all share classes had been included. Past performance is not indicative of future results. “Primary share class” means the C share class for European funds and Acc share class for Hong Kong SAR and Taiwan funds. If these share classes are not available, the oldest share class is used as the primary share class. Due to a methodology change effective September 30, 2023, prior results include all long-term mutual fund assets and exclude active ETF assets 18

Notes on slides 5-12 Slide 5 – …which has led to strong absolute and relative performance over the last decade 1. See note 3 on slide 16 2. Peers include Bank of America, Citigroup, Goldman Sachs, Morgan Stanley and Wells Fargo 3. Results include First Republic 4. See note 1 on slide 16 5. See note 4 on slide 16 Slide 7 – We expect ~$91B in NII ex. Markets for 2024 1. Totals may not sum due to rounding. See notes 1 and 2 on slide 16 2. Federal Funds target upper bound (“FFTUB”) Slide 8 – Our 2024 expense outlook is ~$92B and increase from previous outlook reflects $1B Foundation contribution 1. See note 4 on slide 16. Totals may not sum due to rounding 2. 2023 FDIC special assessment of $2.9B and increase to the FDIC special assessment of $725mm in 1Q24, to reflect the FDIC’s revised estimated losses Slide 10 – Our technology modernization continues to deliver infrastructure and engineering efficiencies 1. Includes retired/replaced applications Slide 11 – We are well reserved for the current environment 1. As of March 31, 2024 2. Totals may not sum due to rounding 3. Wholesale includes Securities 4. Card loan growth of $1.5B and other loan growth (ex. office and multifamily) of ($0.5B) Slide 12 – We are told to expect “broad and material changes” to capital requirements… but what does that mean? 1. Basel III Endgame (“B3E”), Notice of Proposed Rulemaking (“NPR”) 2. Retail gold-plating refers to the higher risk weights for residential mortgages, credit card, and other retail lending in the U.S. B3E NPR compared to the retail credit risk weights in the 2017 Basel Committee for Banking Supervision final rule (Basel III: Finalizing post-crisis reforms) 3. Includes adjustments related to capital markets activities, including Fundamental Review of the Trading Book and the removal of Securities Financing Transactions haircut floors. Capital markets reductions associated with operational risk and corporate counterparty risk weights would already be reflected in those categories 4. Numbers have been rounded for ease of illustration and reflect the effects of GSIB and SCB under higher RWA 19

Notes on slides 13-14 Slide 13 – Our excess capital supports increased buybacks, but we remain cautious 1. Net income, less common and preferred stock dividends 2. Represents the median consensus of research analyst estimates as of May 3, 2024 (pre-Visa exchange offer) 3. Incremental CET1 impact of the Visa exchange offer reflects previously stated donation to the JPMorgan Chase Foundation and is assumed to be post liquidation 4. +50bps represents an illustrative increase in our 2024 SCB Slide 14 – We are positioned to deliver strong returns across a range of macroeconomic conditions… 1. See note 3 on slide 16. ROTCE ranges indicated are estimates 20

0

1 Asset & Wealth Management overview ⚫ Fiduciary engine of the Firm: Dedicated to alpha generation for individuals and institutions with ~200-year legacy ⚫ Complement to other LOBs: Manage assets of families, companies, sovereign wealth funds and central banks ⚫ On-the-ground research with personalized advice: Global reach and robust controls to deliver best-in-class offerings FORTRESS FOUNDATION ⚫ Consistent, strong investment performance: 80%+ of long-term fund 10Y AUM above peer median1 for the past decade ⚫ Innovating & investing: Workplace, international and enhanced solutions (Alternatives, Active ETFs, SMAs) ⚫ Inflows for the future: $490B in 2023 AWM flows (#1 of publicly listed peers) across all regions and channels POSITIONED FOR GROWTH ⚫ Flight-to-quality fortress risk manager: “Step function” growth in every crisis and during market uncertainty ⚫ Predictable, attractive financial model: 73% recurring revenue, healthy 25%+ margin and capital efficient with 25%+ ROE DIFFICULT TO REPLICATE For footnoted information, refer to slide 18

Asset & Wealth Management serves all types of clients through our solutions



WE SERVE A BREADTH OF CLIENTS…
First-time Investors
HNW
UHNW
Retirees
Endowments & Foundations
Family Offices
PE & VC
Broker-Dealer
RIAs
Government / Public Sector
Pensions
…AND OFFER A SPECTRUM OF SOLUTIONS…
Deposits / Cash Mgmt.
Lending
Traditional Assets
Multi-Asset Solutions
Trusts & Estates
Insurance
Workplace
Alternatives
Co-investment
ASSET & WEALTH MANAGEMENT
… SUPPORTED BY OUR KEY STRATEGIC PILLARS
Complete
Global
Diversified
At scale

JPMorgan Chase & Co.
2

3 +8% +8% Increase YoY Decrease YoYGPBAM2 PRETAX INCOME1 ($B)ASSETS UNDER SUPERVISION1 ($T) 2013 14 15 16 17 18 19 20 21 22 23 3.3 3.4 3.2 3.5 3.6 3.8 3.8 4.0 6.3 5.8 6.9 2013 14 15 16 17 18 19 20 21 22 23 2.3 2.3 2.3 2.4 2.7 2.6 3.1 3.7 4.3 4.0 5.0 CAGRCAGR FORTRESS FOUNDATION POSITIONED FOR GROWTH DIFFICULT TO REPLICATE NII NIR REVENUE1 ($B) CAGR +6% AWM is a consistent growth franchise 2013 14 15 16 17 18 19 20 21 22 23 11.5 12.2 12.3 12.2 13.2 13.4 13.6 14.2 17.0 17.7 19.8 For footnoted information, refer to slide 18 AWM REVENUE1 DRIVERS YOY % CHANGE 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Mortgage Deposit Mortgage Mortgage Deposit Lending Lending Perf. fees Mortgage Deposit Lending Perf. fees Mgmt. fees Lending Deposit Perf. fees Deposit Brokerage Brokerage Perf. fees Mortgage Deposit Mgmt. fees Mortgage Mgmt. fees Lending Brokerage Mgmt. fees Mgmt. fees Lending Lending Lending Brokerage Brokerage Lending Brokerage Mgmt. fees Mgmt. fees Brokerage Mortgage Mortgage Brokerage Perf. fees Mgmt. fees Deposit Brokerage Deposit Brokerage Lending Mortgage Perf. fees Mgmt. fees Mgmt. fees Mgmt. fees Mortgage Lending Perf. fees Perf. fees Perf. fees Mortgage Perf. fees Deposit Deposit Deposit Brokerage Perf. fees H ig h e r Y o Y % c h a n g e

4 2013 2023 10Y Growth ⚫ AM ranking by AUM2 (#) ⚫ AM ranking by active AUM2 (#) ⚫ U.S. AUM3 ⚫ International AUM3 ⚫ Global Funds AUM ⚫ Global Institutional AUM ⚫ AM client-facing (#) #7 #4 $840 $397 $460 $777 614 #5 #3 $1,712 $736 $960 $1,488 749 ASSET MANAGEMENT1 End of period (EOP), $B Powered by two market-leading businesses 2.0x 1.9x 2.1x 1.9x +2 +1 30% 10Y range: 26%-37% Pretax margin4 0.01% 10Y range: 0.02%-(0.01)% Net charge-off rate6 27% 10Y range: 21%-33% ROE6 73% 10Y range: 71%-75% Recurring revenue4 FORTRESS FOUNDATION POSITIONED FOR GROWTH DIFFICULT TO REPLICATE 1.2x 10-YEAR AVERAGE $82 $490 2013 2023 +6.0x $2.3 $5.0 2013 2023 +2.2x ASSET & WEALTH MANAGEMENT 207 411 2013 2023 +2.0x 92 133 2013 2023 +1.4x Assets under supervision ($T)4 Alternatives assets ($B)4 Client asset flows ($B)4 Cities with AWM presence 2013 2023 10Y Growth ⚫ GPB ranking5 (#) ⚫ GPB UHNW ranking5 (#) ⚫ U.S. AUM ⚫ International AUM ⚫ Clients with $100mm+ (#) ⚫ Chase WM managed assets ⚫ GPB client advisors (#) #3 #1 $275 $86 1,519 $16 2,512 #1 #1 $823 $151 3,719 $224 3,515 3.0x 1.8x 2.4x 14.1x +2 - GLOBAL PRIVATE BANK3 1.4x For footnoted information, refer to slide 18

FORTRESS FOUNDATION | POSITIONED FOR GROWTH | DIFFICULT TO REPLICATE

Expense discipline and focused investing

TOTAL ADJUSTED EXPENSE ($B)[1]


Investments
$12.6
$2.2
$10.4
$0.9
$0.2
$0.1
$0.2
$14.0
$2.4
$11.6
2023
Revenue-producing & volume-related
Technology
Acquisitions
Other
2024 outlook

BREAKDOWN OF EXPENSE

Revenue-producing & volume-related

- Front office hiring – 3.5k GPB advisors in 2023 (record), grew at 12% CAGR since 2021 and will continue to grow at the same rate for the next three years
- Performance-driven compensation – driven by new advisor hiring and growing revenue
- Fund distribution expense – driven by higher management fees (revenue) on markets / flows

Technology

- Prod. development (e.g., automation, Artificial Intelligence)
- Modernization


95%

Applications have been migrated to strategic data centers and the cloud
On track to migrate 99% by YE 2024


60%

Applications processing largely in the public or private cloud

Acquisitions

- 55ip, Campbell Global, OpenInvest, Global Shares, J.P. Morgan Asset Management China (formerly CIFM) and First Republic

For footnoted information, refer to slide 18

JPMorgan Chase & Co.
5

6 Fortress foundation built on money market funds, deposits and lending End of period (EOP), $B $563 $688 $754 $680 $963 2019 2020 2021 2022 2023 MONEY MARKET FUNDS1 +3.1 p.p. Institutional market share2, to 16.5% #1 in Institutional AUM2 #2 in Global AUM2 $143 $199 $282 $233 $233 2019 2020 2021 2022 2023 DEPOSITS3 $14B deposits from ~20k FRC clients to AWM +65% assets & revenue when USPB clients actively bank with us +216% Morgan Money platform AUM growth since 2019 Nearly all net deposit migration stays within the firm FORTRESS FOUNDATION POSITIONED FOR GROWTH DIFFICULT TO REPLICATE Net charge-off / (recovery) rate (%)4 $158 $187 $218 $214 $228 2019 2020 2021 2022 2023 0.000.01(0.01)0.02 0.01 LENDING3 #1 mortgage provider for US households >$10mm NW5 2% credit-only clients +11 p.p. in GPB ROE vs. 2019 For footnoted information, refer to slide 19

7 Commitment to research and risk management drive strong investment performance RESEARCH KEY PART OF INVESTMENT PROCESS ROBUST RISK MANAGEMENT 80% 82% 84% 85% 91% 85% 85% 80% 86% 90% 83% 86% 0% 25% 50% 75% 100% 2013 14 15 16 17 18 19 20 21 22 23 1Q24 STRONG OVERALL INVESTMENT PERFORMANCE + Asset class Investment professionals Research Equities 450+ 160+ GFICC 360+ 70+ Alts & Solutions 920+ 200+ $460mm+ annual research spend ~10,100 company meetings annually ~4,600 companies covered 2022 2024 +1.3x % of 10Y JPMAM long-term funds AUM above peer median2 Average # of positions analyzed daily FORTRESS FOUNDATION POSITIONED FOR GROWTH DIFFICULT TO REPLICATE 105 38 20 19 16 Peer 1 Peer 2 Peer 3 Peer 4 Largest 3,000 active Equity funds mgrs. by 3Y Flows3 ($B) 94% 1Q24 % of 10Y Equity funds AUM above peer median2 SUCCESS IN EQUITIES 1B+ data points analyzed daily1 3,000+ portfolio reviews Cross-asset class governance for oversight For footnoted information, refer to slide 19

FORTRESS FOUNDATION | POSITIONED FOR GROWTH | DIFFICULT TO REPLICATE

High-quality talent and world-class training to support higher contribution / productivity

INCREASED HIRING

Net new hires, client advisors


+1.8x
2019
2023

ENHANCED TRAINING

Training hours per new hire


+5.6x
2019
2023

ENRICHED CONTENT


Past
Today
Culture
Core skills
Culture
Capstone
Python
Prompt engineering
Core skills

DEEPER RELATIONSHIPS

USPB average client size[1]


+28%
2019
2023

HIGHER ADVISOR PRODUCTIVITY

USPB average revenue per client advisor[1]


+23%
2019
2023

HAPPIER CLIENTS

USPB client satisfaction score[1]


+8 p.p.
2018[2]
2023

For footnoted information, refer to slide 19

JPMORGAN CHASE & CO.
8

9 Building Workplace through Global Shares 148 173 2022 2023 >5Y +17% Assets Under Administration ($B) +62% YoY in total clients1 33 57 2022 2023 >5Y +73% U.S.International FORTRESS FOUNDATION POSITIONED FOR GROWTH DIFFICULT TO REPLICATE LEVERAGING 1.1mm total participants1 160+ countries reached ~4.9k branch network 6mm Small Business clients ~9k JPMC Wealth Mgmt. Advisors ~2.9k Commercial Banking Bankers >90% Fortune 500 companies Community & Consumer Bank Commercial & Investment Bank Asset & Wealth Management For footnoted information, refer to slide 19 Equity Compensation Cap Table Management Executive Services Financial Education Wealth Management

FORTRESS FOUNDATION | POSITIONED FOR GROWTH | DIFFICULT TO REPLICATE

Continuing international expansion across AWM while some competitors retreat

INTERNATIONAL PRIVATE BANK



AUS growth ($B)
+1.6x
2019
2023

#1 client assets by organic growth YoY[1]

#1 client advisor growth[1]

80+ countries with client coverage

+11 IPB city locations since 2013

APAC
Top 4 International Private Bank by AUS[1]

EMEA
Top 5 International Private Bank by AUS[1]

LATAM
Top 2 International Private Bank by AUS[2]



J.P.Morgan



ASSET MANAGEMENT CHINA



AUM growth ($B)
+1.1x
2019
2023

#1 foreign Asset Manager[3]

#1 AAA Money Market Fund[4]

64mm clients

800 companies covered

LEGACY
100Y+ of JPMC doing business in China

COMMITMENT
100% ownership[5], celebrated with a rebrand

LEADERSHIP
Golden Bull AM Company of the Year[6] (Overseas Investment)





For footnoted information, refer to slide 20

JPMorgan Chase & Co.
10

11 AUM ($B) Inception 1 J.P. Morgan Equity Premium Income ETF JEPI 2020 2 Dimensional US Core Equity 2 ETF DFAC 2007 3 J.P. Morgan Ultra-Short Income ETF JPST 2017 4 J.P. Morgan Nasdaq Equity Premium Inc. ETF JEPQ 2022 5 PIMCO Enhanced Short Maturity Active ETF MINT 2009 Extending Active ETF momentum through innovation 96% STRONG ETF PERFORMANCE 1Q24 % of 3Y JPMAM long-term Active ETFs AUM above peer median3 Equities Fixed Income 96% GROWING OFFERING # JPMAM Active ETFs 2017 2023 <1Y +9.1x +1.3x FORTRESS FOUNDATION POSITIONED FOR GROWTH DIFFICULT TO REPLICATE Top 10 long-term Morningstar categories by 12-month fund flows Category Market flows2 ($B) JPM Active ETFs Large Blend JPEF Derivative Income JEPI, JEPQ Options Trading HELO Int. Core-Plus Bond JCPB Large Value JAVA Ultrashort Bond JPST Int. Core Bond JBND Foreign Large Blend JIRE Small Value JPSV Diversified EM JEMA 25 22 14 13 10 9 8 7 7 5 ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ #2 Active ETF provider by flows1 3 150 1,000 2017 2023 <10Y +50x +6.7x ACHIEVING SCALE 34 27 23 12 11 Largest Active ETFs by AUM, globally4 DIVERSIFIED PRODUCTS READY TO GROW #2 Active ETF AUM in the industry1 For footnoted information, refer to slide 20 JPMAM Active ETF AUM ($B)

12 63% Global Bond Opportunities fund performance3 Driving scale in Fixed Income through strong performance STRONG FIXED INCOME PERFORMANCE % of 5Y JPMAM Fixed Income funds AUM above peer median1 CAPTURING FLOWS AND DRIVING SCALE Top peers by 2023 Active FI AUM flows4 ($B) 86% 3.0% 2.4% -1.0% JPM Category avg. Benchmark 5Y Net Ann. Return 364 751 2013 2023 +2.1x # of JPMAM 4/5-star rated funds2 17 48 FORTRESS FOUNDATION POSITIONED FOR GROWTH DIFFICULT TO REPLICATE JPM AWM Fixed Income AUM ($B) 69.8 32.3 10.1 4.0 0.7 Peer 1 Peer 2 Peer 3 Peer 4 25,971 81,697 2020 2023 +3.1x # of AWM Fixed Income SMAs 2014 1Q24 2014 1Q24 For footnoted information, refer to slide 21

FORTRESS FOUNDATION | POSITIONED FOR GROWTH | DIFFICULT TO REPLICATE

Empowering clients and advisors for a personalized investment journey

Existing Separately Managed Accounts platform	+	55ip	+	OpenInvest (a J.P.Morgan company)	=
20Y of refining customized portfolios		Tax optimization technology		Curated choice / preference expertise	

TOTAL SMA PLATFORM

JPM + 55ip + OpenInvest AUM ($B)


+1.6x
181
292
2020
2023

accelerating JPM SMA growth

Cerulli SMA ranking[1]

1. Goldman Sachs
2. Morgan Stanley
3. J.P.Morgan
4. BlackRock
5. UBS

WORKING TOWARDS A FULLY INTEGRATED PLATFORM THAT ENABLES CLIENT PERSONALIZATION

Single Strategy → Asset Class → Cross Asset Class → Including Alternatives → Including Assets Held Away

- ✓ Tax optimization
- ✓ Tax transition
- ✓ Choice / preferences
- ✓ Exclusion
- ✓ Look-through
- ✓ Voting

For footnoted information, refer to slide 21

JPMORGAN CHASE & CO.
13

14 Utilizing Artificial Intelligence to enhance experience, manage risks and drive efficiencies FORTRESS FOUNDATION POSITIONED FOR GROWTH DIFFICULT TO REPLICATE Drive productivity✓Remove “no joy” work✓ Increase revenue✓ 2022 2023 +188% Sales Assist gross sales per user Connect Coach pilot user experience 2023 YTD 2024 +30% Research, Traders & Portfolio Managers ⚫ Decades of proprietary data ⚫ Investment insights ⚫ Trading strategies Client Service ⚫ Client service “co-pilot” ⚫ Client sentiment & insights ⚫ Multi-layer fraud detection CASEY Marketing ⚫ Relevant product content ⚫ Performance & market data ⚫ Personalized recommendations Sales Assist Advisors ⚫ Meeting prep and summary ⚫ Real-time document retrieval ⚫ Next Best Action Connect Coach

FORTRESS FOUNDATION | POSITIONED FOR GROWTH | DIFFICULT TO REPLICATE

Unlocking the power of JPMC through cross-LOB connectivity


Consumer Banking
Consumer Banking
Business Banking
Card Services
Home Lending
Auto
Wealth Management
International Consumer Initiatives
Commercial & Investment Banking
Commercial Banking
Global Corporate Banking
ECM
DCM
M&A
Lending
Payments
Equities
FICC
Global Research
Securities Services
Asset & Wealth Management
Asset Management
Global Private Bank
#1 Bank in Deposits[1]
Top 5 Most Admired Company[2]
#1 Investment Bank[3]
#1 Bank for Small Businesses[4]
Top 100 Most Influential Company[5]
#1 Middle Market Bookrunner[6]
#1 Private Bank[7]
#1 Company to work for[8]
#1 Asset Mgr. (Active Flows)[9]

DELIVERING UNMATCHED VALUE TO CLIENTS AND SHAREHOLDERS

$459B Liquidity AUM managed for CIB and CCB clients[10]

~3k GPB referrals given to Chase WM in 2023

98% of top 50 AWM clients do business with other LOBs

80% of top Global IPOs have cross-LOB connectivity

For footnoted information, refer to slide 21

JPMorgan Chase & Co.
15

16 Fixed Income Equity Multi-Asset Alternatives Liquidity Brokerage Custody Deposits Maximizing our strengths to deliver value to clients and shareholders ≥$0 <$0 Asset Class / Product Channel GPB + U.S. WM Funds Institutional Region U.S. LatAm EMEA Asia A U M A U S A s s e ts A s s e ts A s s e ts = A U S + A U M JPMC TOTAL CLIENT ASSET FLOWS ($B)1 (Long-term AUM + Liquidity + AUS + U.S. WM AUS + CPC Deposits) Overall FORTRESS FOUNDATION POSITIONED FOR GROWTH DIFFICULT TO REPLICATE 100% of last 20 years have net new inflows 80% of last 80 quarters have net new inflows 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 1Q24 BLK3 $2.0#1 4.7% 5.9% #2 JPMC1 $1.5 8.1% 12.6% $1.4#3 MS2 9.6% 8.1% SCHW4 $0.8#4 14.5% 10.3% GS6 $0.7#5 (0.2%) (23.2%) 5Y Rev CAGR 5Y PTI CAGR 5Y Flows ($T) (2023) Publicly traded peers only 1Y TOTAL 5Y TOTAL (2019 - 2023) Publicly traded peers only $0.4#1 JPMC1 11.7% 18.9% #2 MS2 $0.3 6.2% (0.2%) $0.3#3 BLK3 (0.1%) 13.8% $0.2#4 SCHW4 (7.5%) (26.5%) UBS5 $0.1#5 10.6% (40.7%) Rev YoY PTI YoY 1Y Flows ($T) For footnoted information, refer to slide 22 $1.9T+ of total client asset flows over the past decade

17 Exceeding expectations and achieving targets Meeting targets Results range1 3- to 5-year targets (+/-), as of 2020 5% 25%+25%+4% REVENUE GROWTH PRETAX MARGIN ROE LONG-TERM AUM FLOWS ✓ 8% 2021  2% 2022 ✓ 5% 2020 ✓ 19% 2021 ✓ 5% 2022 ✓ 5% 2020 ✓ 37% 2021 ✓ 33% 2022 ✓ 28% 2020 ✓ 33% 2021 ✓ 25% 2022 ✓ 28% 2020 ✓ 7% 2023 ✓ 12% 2023 ✓ 35% 2023 ✓ 31% 2023 For footnoted information, refer to slide 22

18 Notes on slides 1-5 Slide 1 – Asset & Wealth Management overview 1. Percentage of active mutual fund and active ETF assets under management in funds ranked in the 1st or 2nd quartile: All quartile rankings, the assigned peer categories and the asset values used to derive these rankings are sourced from the fund rating providers. Quartile rankings are based on the net-of-fee absolute return of each fund. Where applicable, the fund rating providers redenominate asset values into U.S. dollars. The percentage of AUM is based on fund performance and associated peer rankings at the share class level for U.S.-domiciled funds, at a “primary share class” level to represent the quartile ranking for U.K., Luxembourg and Hong Kong SAR funds and at the fund level for all other funds. The performance data may have been different if all share classes had been included. Past performance is not indicative of future results. “Primary share class” means the C share class for European funds and Acc share class for Hong Kong SAR and Taiwan funds. If these share classes are not available, the oldest share class is used as the primary share class. Due to a methodology change effective September 30, 2023, prior results include all long-term mutual fund assets and exclude active ETF assets Slide 3 – AWM is a consistent growth franchise 1. In the fourth quarter of 2020, the Firm realigned certain Wealth Management clients from Asset & Wealth Management to Consumer & Community Banking. Prior-period amounts have been revised to conform with the current presentation. Historical revenue revised as a result of the adoption of the new accounting guidance for revenue recognition, effective January 1, 2018 2. Asset Management represents Global Funds and Global Institutional Slide 4 – Powered by two market-leading businesses 1. Asset Management represents Global Funds and Global Institutional 2. Source: Public filings, company websites and press releases 3. Global Funds and Global Institutional AUM 4. In the fourth quarter of 2020, the Firm realigned certain Wealth Management clients from Asset & Wealth Management to Consumer & Community Banking. Prior-period amounts have been revised to conform with the current presentation. Historical revenue revised as a result of the adoption of the new accounting guidance for revenue recognition, effective January 1, 2018 5. Source: Euromoney 6. In the fourth quarter of 2020, the Firm realigned certain Wealth Management clients from Asset & Wealth Management to Consumer & Community Banking. Before 2018, amounts have not been revised to conform with the current presentation Slide 5 – Expense discipline and focused investing 1. Adjusted expense is a non-GAAP financial measure, which represents noninterest expense excluding legal expense of $144mm and $56mm for the full-year 2023 and for the three months ended in March 31, 2024, respectively

19 Notes on slides 6-9 Slide 6 – Fortress foundation built on money market funds, deposits and lending 1. Includes assets managed on behalf of other product teams 2. Source: iMoneyNet 3. In the fourth quarter of 2020, the Firm realigned certain Wealth Management clients from Asset & Wealth Management to Consumer & Community Banking. Prior-period amounts have been revised to conform with the current presentation 4. In the fourth quarter of 2020, the Firm realigned certain Wealth Management clients from Asset & Wealth Management to Consumer & Community Banking. Before 2018, amounts have not been revised to conform with the current presentation 5. Source: KYC, Suitability, Lending, Wealthx, Factset, Pitchbook, Corelogic, and others, March 2024, U.S. only Slide 7 – Commitment to research and risk management drive strong investment performance 1. Through Spectrum for Risk Management 2. Percentage of active mutual fund and active ETF assets under management in funds ranked in the 1st or 2nd quartile: All quartile rankings, the assigned peer categories and the asset values used to derive these rankings are sourced from the fund rating providers. Quartile rankings are based on the net-of-fee absolute return of each fund. Where applicable, the fund rating providers redenominate asset values into U.S. dollars. The percentage of AUM is based on fund performance and associated peer rankings at the share class level for U.S.-domiciled funds, at a “primary share class” level to represent the quartile ranking for U.K., Luxembourg and Hong Kong SAR funds and at the fund level for all other funds. The performance data may have been different if all share classes had been included. Past performance is not indicative of future results. “Primary share class” means the C share class for European funds and Acc share class for Hong Kong SAR and Taiwan funds. If these share classes are not available, the oldest share class is used as the primary share class. Due to a methodology change effective September 30, 2023, prior results include all long-term mutual fund assets and exclude active ETF assets 3. Source: Morningstar Slide 8 – High-quality talent and world-class training to support higher contribution / productivity 1. In the fourth quarter of 2020, the Firm realigned certain Wealth Management clients from Asset & Wealth Management to Consumer & Community Banking. Prior-period amounts have been revised to conform with the current presentation 2. Measured by the overall satisfaction score (OSAT); as of 2018 due to lack of comparable data for 2019 Slide 9 – Building Workplace through Global Shares 1. As of April 30, 2024

20 Notes on slides 10-11 Slide 10 – Continuing international expansion across AWM while some competitors retreat 1. Source: Company filings and internal JPMorgan Chase analysis 2. Source: Bloomberg – as of April 3, 2023 3. Source: WIND, mutual funds including MMF, passive, ETFs and cross-border 4. Source: WIND 5. 100% ownership approved by Chinese Securities Regulatory Commission (CSRC) in January 2023 and registered in March 2023 6. Awarded by China Securities Journal Slide 11 – Extending Active ETF momentum through innovation 1. Source: Morningstar and Bloomberg – AUM as of March 31, 2024. Flows are rolling 12 months as of March 31, 2024 2. Source: Morningstar as of March 31, 2024; excludes categories with only one fund 3. Percentage of active mutual fund and active ETF assets under management in funds ranked in the 1st or 2nd quartile: All quartile rankings, the assigned peer categories and the asset values used to derive these rankings are sourced from the fund rating providers. Quartile rankings are based on the net-of-fee absolute return of each fund. Where applicable, the fund rating providers redenominate asset values into U.S. dollars. The percentage of AUM is based on fund performance and associated peer rankings at the share class level for U.S.-domiciled funds, at a “primary share class” level to represent the quartile ranking for U.K., Luxembourg and Hong Kong SAR funds and at the fund level for all other funds. The performance data may have been different if all share classes had been included. Past performance is not indicative of future results. “Primary share class” means the C share class for European funds and Acc share class for Hong Kong SAR and Taiwan funds. If these share classes are not available, the oldest share class is used as the primary share class. Due to a methodology change effective September 30, 2023, prior results include all long-term mutual fund assets and exclude active ETF assets 4. Source: Morningstar as of March 31, 2024

21 Notes on slides 12-15 Slide 12 – Driving scale in Fixed Income through strong performance 1. Percentage of active mutual fund and active ETF assets under management in funds ranked in the 1st or 2nd quartile: All quartile rankings, the assigned peer categories and the asset values used to derive these rankings are sourced from the fund rating providers. Quartile rankings are based on the net-of-fee absolute return of each fund. Where applicable, the fund rating providers redenominate asset values into U.S. dollars. The percentage of AUM is based on fund performance and associated peer rankings at the share class level for U.S.-domiciled funds, at a “primary share class” level to represent the quartile ranking for U.K., Luxembourg and Hong Kong SAR funds and at the fund level for all other funds. The performance data may have been different if all share classes had been included. Past performance is not indicative of future results. “Primary share class” means the C share class for European funds and Acc share class for Hong Kong SAR and Taiwan funds. If these share classes are not available, the oldest share class is used as the primary share class. Due to a methodology change effective September 30, 2023, prior results include all long-term mutual fund assets and exclude active ETF assets 2. Source: Morningstar 3. Source: Morningstar. JPM 5Y net annualized return (net of fees) is for Institutional share class as of March 31, 2024. Other share classes may have higher expenses, which would lower returns. JPM performance compared to category average (Multisector Bond) and fund benchmark (Bloomberg Multiverse TR USD) 4. Source: Company filings Slide 13 – Empowering clients and advisors for a personalized investment journey 1. Source: Cerulli U.S. Managed Accounts 2023 report Slide 15 – Unlocking the power of JPMC through cross-LOB connectivity 1. Source: Federal Deposit Insurance Corporation (FDIC) Summary of Deposits survey per S&P Global Market Intelligence applies a $1 billion deposit cap to Chase and industry branches for market share. While many of our branches have more than $1 billion in retail deposits, applying a cap consistently to ourselves and the industry is critical to the integrity of this measurement. Includes all commercial banks, savings banks and savings institutions as defined by the FDIC 2. Source: Fortune 3. Source: Dealogic Global Rank as of April 1, 2024 4. Source: Primary bank market share sourced from Barlow Research Associates as of 4Q22. Rolling 8 quarter average of small businesses with sales size between $100k-$25mm 5. Source: Time 6. Source: LSEG 7. Source: Euromoney 8. Source: LinkedIn 9. Source: Public filings, company websites, and press releases. #1 ranking in 2023 among publicly traded peers 10. As of March 31, 2024

22 Notes on slides 16-17 Slide 16 – Maximizing our strengths to deliver value to clients and shareholders 1. Includes Asset & Wealth Management client assets, U.S. Wealth Management investments and Chase Private Client deposits. In the fourth quarter of 2020, the Firm realigned certain Wealth Management clients from Asset & Wealth Management to Consumer & Community Banking. Prior-period amounts have been revised to conform with the current presentation 2. Flows include Investment Management total net flows, Wealth Management net new assets. Excludes impact from acquisitions E*Trade, Eaton Vance, Hyas Group, and Cook Street. Revenue and PTI for Wealth Management and Investment Management businesses 3. Total AUM net flows 4. Revenue, PTI and Net new assets for Investor Services business. Net new assets excludes impact from acquisitions of TD Ameritrade and asset acquisition from USAA’s Investment Management Company 5. Flows include Asset management net new money, Global Wealth Management net new money (2019-2021) and net new assets (2022-2023). Excludes impact from CS acquisition. Revenue and PTI for Global Wealth Management and Asset Management businesses 6. Firmwide total AUS net flows. Excludes impacts from acquisitions including NNIP, S&P Investment Advisory Services, United Capital, and Rocaton. 5Y Revenue and PTI based on comparison between combined results for GS AM and Consumer & Wealth Management businesses for 2018 and GS AWM results for 2023 Slide 17 – Exceeding expectations and achieving targets 1. In the fourth quarter of 2020, the Firm realigned certain Wealth Management clients from Asset & Wealth Management to Consumer & Community Banking. Prior-period amounts have been revised to conform with the current presentation

We have a consistent set of strategic priorities Growing and deepening relationships by engaging customers1 with products and services they love and by expanding our distribution Delivering financial performance that is consistently best-in-class Leveraging data and technology to drive speed to market and deliver customer value Protecting our customers and the firm through a strong risk and controls environment Cultivating talent to build high-performing, diverse teams where culture is a competitive advantage Strategy Enablers Outcome 1 5 2 3 4 For footnoted information, refer to slide 45 1

We continue to make progress against our commitments

	STRATEGIC COMMITMENTS
Strategy	• Added net **~3.6mm customers** to the CCB franchise • Continued to **scale distribution** by opening **166 branches** – committed to build over 500 new branches in the next three years • Launched **Freedom Rise** and **DoorDash credit cards, JPM Premium Deposit** and **Chase Travel** brand • Grew **client investment assets[1] to ~$950B** (+$300B YoY), benefitting from market performance and First Republic (FRC) • Delivered **$20B in volume through our Commerce platforms[2]** – on track for ~$30B 2025 target, while macro travel headwinds affect margins • Added **350+ Business Relationship Managers** and **420+ Advisors**
Enablers	• Migrated **~80% of production applications** to **strategic data centers** and the **public cloud[3]** • Migrated **~90% of analytical data to the public cloud[4]** • Continued to operate in a **strong risk and controls environment** • Attracted **top talent** and **reduced employee attrition**
Outcome	• Extended **#1 position in retail deposit share[5]** by 40bps to 11.3% (up 10bps ex. FRC) • Extended **#1 position in credit card sales share** by 50bps to 22.9% and **outstandings** by 30bps to 16.9% – on path to 20%[6] • Generated **$52.6B in net interest income ex. FRC** and $55.0B incl. FRC, up ~$15B from last year • Incurred **$33.4B in adjusted expense ex. FRC** ($34.6B incl. FRC)[7], in line with ~$33B guidance from last year • Delivered **38% ROE** on net income of $21.2B – delivered >25% ROE for the past 3 years

For footnoted information, refer to slide 45

JPMorgan Chase & Co.

2

32.6 32.9 34.3 Branch active 2019 2022 2023 We continue to successfully execute on our strategy Engage 73.8 79.2 82.1 4.6 5.7 6.4 2019 2022 2023 Consumers Small businesses 18.6 22.3 24.2 2019 2022 2023 Overall customers (mm)1 Multi-LOB customers4 (mm)Digital2 and branch3 active customers (mm) 78.4 88.584.9 52.5 63.1 67.0 Digital active >20% reduction in everyday branch transactions vs. ‘19 +9% +4% +6% +4% For footnoted information, refer to slide 45 Grow Deepen 2x faster growth since the pandemic 2 of 3 of new Consumer Bank and Branded Card customers are Millennials or Gen-Z ~75% of CCB customers are digitally active ~85% of D&I5 balances held by branch active customers ~50% multi-LOB among Branded Card customers ~50% multi-LOB among Primary Consumer Bank customers6 3% CAGR 6% CAGR 1% CAGR 7% CAGR 3

22.9% 16.9% 20.4% 10.4% Sales OS Chase Leading competitor We continue to grow faster than the competition 11.3% 10.1% Chase Leading competitor +220bps +20bps +30bps growth in net new checking accounts vs. 20194 >25% growth in new accounts vs. 2019 primary bank customer retention8 98% >60%primary bank6 highly engaged card members7 >40% >95% ~80% account retention9 +190bps ex. FRC Grow Engage Deepen +50bps +10bpsGrowth vs. 2019 Growth vs. 2019 growth in total checking accounts vs. 20194>20% >30% growth in active accounts5 vs. 2019 For footnoted information, refer to slide 46 Card Deposit share1,2 Card sales and outstandings market share3 Consumer & Business Banking 4 (70bps)

Grow | Engage | Deepen

Our customers are engaging with us across channels to manage their financial lives

Digital

90-day digitally active users[1]	% mobile active users who engaged[2] at least once a week	Total monthly engaged sessions[2] vs. '22
~67mm	>50%	+20%

Key digital experiences (monthly active users)[3]:

Payments	View Offers	Financial planning & advice tools[4]
~45mm	*~36mm*	*~17mm*

OMNI-CHANNEL

Our channels complement each other via omnichannel journeys (examples):

Planning

Account opening

Relationship & advice

Branch

Branch active customers	% who met with a banker	Customers who met with a banker[5] vs. '22
~34mm	>40%	+20%

Key reasons for meetings:

Open / upgrade an account	Account updates & questions	Information on investing

Recently launched features:

Chase Travel

Brand launch: 1Q 2024

Travel

12% increase in bookings[6] in 1Q24 vs. 1Q23

Credit score planning tool

Launched: 1Q 2023


Want to raise your score?
Here's how it works

>3mm score plans created since launch

Wealth Plan

Launched: 4Q 2022


Wealth Plan
At a glance
$6,700.00

>1mm personalized plans created since launch

Digitally-enabled opening in branch

Launched: 4Q 2023



>20% of in-branch account openings now digitally-enabled[7]

When we launch a new feature, we have a proven track record of scaling and driving customer engagement

For footnoted information, refer to slide 46

JPMorgan Chase & Co.

5

Grow | Engage | Deepen

We have the scale and scope of data to drive increasing value from AI / ML

THE SCALE OF OUR DATA CONTINUES TO GROW, ENABLING US TO SERVE CUSTOMER NEEDS[1]

82mm consumers

Financial data
34mm customer incomes

36mm credit profiles

Digital engagement
18B digital log-ins

325B digital customer interactions

Shopping behavior
25B credit and debit card transactions

>10B Offers served[3]

Lifestyle
9mm+ trips booked

~1T Ultimate Rewards points redeemed

THE VALUE FROM AI / ML INVESTMENTS IS ACCELERATING AND CHANGING[2]


Revenue examples
Sales effectiveness
Marketing effectiveness
Personalization
Underwriting
Efficiency & risk examples
Fraud detection
Predictive servicing
Credit risk
Branch optimization
Generate Revenue
Drive Efficiency & Reduce Risk
Current state
Future state

For footnoted information, refer to slide 47

JPMorgan Chase & Co.
6

Grow | Engage | Deepen

Customer experience is an operating discipline

Understand customer needs » **Build products & services our customers love and continuously innovate** » **Help customers discover the right solutions for them**

Customer segment	*Design target product (examples)*		*NPS[1] impact of design target alignment*		*Growth in product-segment fit vs. '19*	
Emerging	Banking	CHASE Secure Banking	>5	*For Lower Mass in Secure Banking vs. other accounts*	▲ 2x	*Secure Banking[2] accounts*
Emerging	Card	Freedom Rise card	>5	*For early month on book accounts in Freedom Rise vs. other Freedom cards*	▲ 2.5x	*new-to-credit accounts[3]*
Affluent	Banking & Wealth	PRIVATE CLIENT / J.P.Morgan Wealth Management	>10	*For Affluent customers in Chase Private Client (CPC) with JPMWM Advisor coverage vs. other Affluent customers*	▲ ~50%	*CPC clients with deposits & investments*
Affluent	Card	Sapphire cards	>10	*For Affluent top of wallet customers with a Sapphire card[4] vs. other Branded cards*	▲ ~50%	*Sapphire card accounts*
Small business (SMB)	Banking	CHASE for BUSINESS	>10	*For Large SMBs[5] with Business Relationship Manager (BRM) coverage*	▲ 80%	*clients with BRM coverage[6]*

Record channel satisfaction
across branch, digital and phone channels in '23

~65 Net Promoter Score (NPS)
among primary bank deposit customers & highly engaged card members

For footnoted information, refer to slide 47

JPMORGAN CHASE & CO.

7

Grow | Engage | **Deepen**

We continue to deepen relationships into natural adjacencies

Wealth Management

Client investment assets ($B)


~2x
2025 Target:
$1T
~$500
~$650
~$950
2019
2022
2023

Target: ~6,000 advisors

- ✓ **420+ advisors** added ending the year with ~5,500 advisors *(+30% total advisors vs. 2019)*
- ✓ **120k+ first time investors** with a full-service relationship *(record-high and +24% YoY)*

# of Wealth Management relationships[2]

1.6mm *2019* » **2.5mm** *2023*

Connected Commerce

Volume through our Connected Commerce platforms[1] ($B)


~3x
$7
$15
$20
2019
2022
2023

2025 Target: ~$30B

- ✓ **9mm+ travel bookings** as we improve our Travel experience *(+19% YoY)*
- ✓ **$8B+ attribution spend from Chase Offers** via scale & UX uplift *(+31% YoY)*

% of Branded Card[3] Travel spend captured on Chase Travel

~8% *2019* » **~10%** *2023*

For footnoted information, refer to slide 47

JPMorgan Chase & Co.

8

2019 2022 2023 ex. FRC Average deposits ($B) $698 $1,163 $1,127 $1,087 Average loans ($B) $478 $439 $526 $464 Average Card outstandings ($B) $156 $163 $191 Revenue ($B) $55.0 $54.8 $70.1 $66.9 Deposit margin3 2.48% 1.71% 2.84% 2.81% Expense ($B) $28.1 $31.2 $34.8 $33.6 Overhead ratio 51% 57% 50% 50% ROE 31% 29% 38% 38% $21.7 $20.9 $30.0 We continue to deliver strong financial performance CCB Pretax Income ex. LLR ($B)1,2 Note: Totals may not sum due to rounding For footnoted information, refer to slide 48 ex. FRC: $27.9B 9

2022 Macro rate Volume Margin / Other First Republic 2023 In 2023, we benefitted from a positive macro rate environment and absorbed headwinds with core growth $12.4 ($0.2) $3.3 ▲ Card loan growth ▼ Deposit balances ▼ Auto leases ▼ Increase in Card acquisition ▲ Card margin expansion and annual fees ▼ Overdraft fee policy change ▼ Home Lending NIM compression$54.8 $70.1 NII ($0.2) NIR $14.9 $15.1 $39.9 $55.0 CCB REVENUE ($B) NII NIR Note: Totals may not sum due to rounding 2024 outlook 10

Since 2019, organic growth has been the biggest revenue driver – more than offsetting net headwinds

CCB REVENUE ($B) EX. FRC



+$11.9
$54.9
$66.9
NIR[1]
NII
$17.6
$37.3
($3.4)
+$15.3
$14.2
$52.6
2019
2023

NIR

▲ Wealth Management ▲ Connected Commerce ▲ Other growth	**+$3.6B** Growth
▼ Auto lease ▼ Mortgage market ▼ Card acquisitions ▼ Overdraft policy changes	**($7B)** Headwinds

NII

▲ Deposit margin[2] *(+33bps)*	**+$3.5B**
▲ Deposit balances *(+12% CAGR)*	**+$9.6B**
▲ Card NII *(+5% CAGR Card OS)*	**+$2.8B**
▼ Other	

2024 OUTLOOK

- ▲ *Business growth*
- ▼ *Reduced headwinds*
- ▲ **NIR**

- ▼ *Deposit margin & balances*
- ▲ *Card OS*
- ◆ **NII**

Our investments will continue to deliver core business growth

Note: Totals may not sum due to rounding
For footnoted information, refer to slide 48

JPMorgan Chase & Co.
11

DRIVERS OF ADJUSTED EXPENSE1 ($B) – 2023 vs. 2024 OUTLOOK We will continue to invest in our business to drive profitable growth and efficiency 2023 Field & Branch network Technology and product Marketing Operations & fraud losses Other First Republic 2024 outlook $34.6 ~$38 $0.8 $1.0 $0.5 $0.6 $0.2 $0.7 ▲ Wage inflation ▼ Connected Commerce acquisition ▼ Auto lease depreciation $33.4 ex. FRC ~$36 ex. FRC Note: Totals may not sum due to rounding For footnoted information, refer to slide 48 12

We are delivering the benefits of scale

WE'VE MANAGED OUR RUN THE BANK EXPENSE[1] AS WE GROW

All percentages reflect 2019-2024 outlook CAGR

We have driven strong top-line growth of the franchise

TOTAL CCB ACCOUNTS	CCB REVENUE *ex. impact of auto lease income*
5%	6%

Higher volumes have added to inflationary pressures on expenses

TRANSACTION VOLUMES ($) *per account*	TRANSACTION VOLUMES (#) *per account*	DIGITAL LOG-INS *per account*
5%	2%	3%

We're delivering benefits of scale – moderating expense growth

RUN THE BANK EXPENSE *2024 outlook, ex. auto lease depreciation*		RUN THE BANK EXPENSE *per account*
~$26B	6%	1%

RUN THE BANK EXPENSE[1] PER ACCOUNT

All percentages reflect 2019-2024 outlook CAGR

Category	Drivers
Field & Branch Network *(ex. Card accounts)* **0% CAGR**	↑ 8% customers per branch[2] ↑ 6% checking / savings sales per branch[2] ↑ 8% client investment assets per tenured Advisor[3]
Operations & Fraud Losses **(2%) CAGR**	↓ 6% servicing calls per account ↑ 1% fraud loss rate per transaction ↓ 2% statement / payment processing per account[4]
Card Marketing & Product Benefits *(per Card account[5])* **4% CAGR**	↑ 7% annual fees per account[5] ↓ 9% voluntary attrition on annual fee cards
Tech Production[6] **6% CAGR**	↑ risk platforms and cyber controls ↑ "bubble" costs during data center migration ↑ wage inflation
Staff Functions, Real Estate and Regulatory **3% CAGR**	↑ FDIC assessments ↑ wage inflation

For footnoted information, refer to slide 48

JPMorgan Chase & Co.
13

Our investment strategies are consistent – and consistently delivering Wealth Management Connected Commerce Branch Network Marketing  Deal integration & amortization (cxLoyalty, FROSCH, Figg)  Advisor hiring  New builds in expansion and mature markets  Banker hiring  Acquisitions & deepening  Branding 6 year payback 4 year break-even 4 year break-even 2 – 3x ROI Growth businesses $0.3 $0.4 $1.6 $2.6 Note: marketing investments are part of ~$9B total gross marketing spend Technology & product1  Channels, products and platform development  Infrastructure, applications and data modernization Our disciplined investment process is focused on long-term growth and profitability +$0.8 2024 status 2023 return profile 6+ years     Distribution ~50% pays back in <5 years CCB INVESTMENTS ($B) $3.6 $4.0 $3.8 $4.3 $0.8 $0.7 $8.2 ~$9.0 2023 2024 Outlook Note: Totals may not sum due to rounding For footnoted information, refer to slide 49 o tl k 14

We continue to invest in technology to support growth and profitability

TECHNOLOGY & PRODUCT INVESTMENTS ($B)



+$0.4
~$4.0
$3.6
Product & design org
$0.8
$0.9
Tech product development
$1.3
$1.7
Tech modernization
$1.4
$1.4
2024 total Tech spend outlook (incl. Run the Bank): <$7B
2023
2024 outlook

TECHNOLOGY & PRODUCT INVESTMENTS BY CATEGORY ($B)



~$4.0
Other
Data & AI / ML
Products
Channel Delivery & Enablement
Platforms
2024 outlook

TECH MODERNIZATION: ~$1.4B



~80%
~55%
~90%

~80% Production applications migrated to strategic data centers and the public cloud[1]

~55% Applications processing largely in the public or private cloud

~90% Analytical data migrated to the public cloud[2]

It takes >100 products and services to deliver the end-to-end ecosystem for our customers

Note: Totals do not sum due to rounding; Product investment costs include all CCB product compensation costs

For footnoted information, refer to slide 49

JPMORGAN CHASE & CO.

15

Consumer financial health has largely normalized and remains stable

Median balances **remain up from pre-pandemic levels** and **operating cash buffers have largely normalized**

Median cash buffer[1]
Total population



+84%
+11%
Historical avg.
Pandemic high
Mar '24

Median deposit balance *Total population*	+98%	+46%

Stable cohort[2] vs. historical avg.

Deposit balances	**Peak**	**Mar '24**
All incomes	+126%	+66%
Lowest incomes[3]	+183%	+86%
Cash buffer	**Peak**	**Mar '24**
All incomes	+16 days	+3 days
Lowest incomes	+15 days	+3 days

Spending remains solid as our portfolio is growing, while **spend growth at the stable cohort level remains stable**

Total portfolio debit and credit spend growth
Total population



8%
7%
9%
FY23 vs. FY22
1Q24 vs. 1Q23
Mar '24 vs. Mar '23

Consumer credit card stable cohort[4]

	FY23 vs. FY22	**1Q24 vs. 1Q23**	**Mar '24 vs. Mar '23**
Total spend	1.4%	0.6%	2.2%
Total spend: lowest incomes[5]	3.3%	1.8%	3.2%
Discretionary spend[6]: all incomes	1.6%	0.2%	1.5%

In aggregate, wages are **keeping up with inflation**

Median nominal income growth vs. inflation



41%
24%
21%
Jan '20
Mar '24
Inflation (all categories)[7]
Nominal income growth (stable cohort, all incomes)[8]
Nominal income growth (stable cohort, lowest incomes)[9]

For footnoted information, refer to slide 49

JPMORGAN CHASE & CO.
16

Small businesses also remain financially healthy as normalization continues

Median **deposit balances and cash buffers remain elevated**, particularly for larger businesses

Median cash buffer[1]

Cohort of clients[2]



+83%
+26%
2019
Pandemic high[3]
Mar '24

	Pandemic high	Mar '24
Median deposit balance *Cohort of clients[2]*	+69%	+14%

vs. 2019

Deposit balances	Peak	Mar '24
Large revenue[4]	+128%	+60%
Small revenue[5]	+67%	+14%
Cash buffer	**Peak**	**Mar '24**
Large revenue	+29 days	+8 days
Small revenue	+25 days	+8 days

While overall debt levels remain below 2019, **debt for smaller businesses are closer to historical norms**

Combined debt levels[6]

Cohort of clients



(17)%
(18)%
2019
Pandemic low[3]
Mar '24

vs. 2019

Debt levels	Low	Mar '24
Large revenue	(20%)	(25%)
Small revenue	(10%)	+3%

As businesses manage expenses, they are **prioritizing spend on payroll**

Non-payroll expenses and **payroll expenses**[7,8]

Cohort of clients indexed to Jan. 2019



42%
39%
Jan '19
Mar '24

Deposit balances and cash buffers remain elevated as businesses navigate uncertain times

For footnoted information, refer to slide 50

JPMorgan Chase & Co.

17

We’ve maintained a prudent risk profile while we continue to grow the business 2012 2019 2023 Card % of portfolio <660 credit score1,2 16% 16% 14% % of outstandings from balance parker segment3 20% 9% 5% Auto4 % of portfolio <660 credit score5 22% 18% 16% % of portfolio <660 credit score and LTV >1206 1.6% 2.1% 1.2% Home Lending7,8 Owned-portfolio avg. credit score1 692 758 770 Owned-portfolio avg. CLTV 79% 55% 49% 2019 2023 ∆ Card % of originations <660 credit score Industry9 10% 10% - Chase 3% 2% (1)ppt Auto4 % of originations with term ≥84 months Industry9 12% 18% 6ppts Chase 5% 7% 2ppts Home Lending % LTV >80 HFI jumbo origination mix Industry10 11% 18% 7ppts Chase11 9% 8% (1)ppt PORTFOLIO RISK METRICS ORIGINATION RISK METRICS For footnoted information, refer to slide 51 18

Credit has normalized  Consumer balance sheets and credit have normalized and continue to remain generally healthy  Loss performance reflects primarily:  Normalization  Change in portfolio mix  We continue to invest in new data and scores to enhance our risk management and have tightened on the margin  As excess cash buffers have largely been exhausted, we are closely monitoring consumers whose incomes have not kept pace with inflation  Looking forward, we expect loss rates to remain relatively stable 2019 2020 2021 2022 2023 2024 outlook Card Services 3.10% 2.93% 1.94% 1.47% 2.45% ~3.4% Auto 0.33% 0.20% 0.05% 0.21% 0.49% ~0.65% Retail only 0.44% 0.25% 0.04% 0.24% 0.56% ~0.75% Home Lending1 (0.05%) (0.09%) (0.17%) (0.14%) (0.02%) ~0.0% Business Banking2 ex. overdraft 0.47% 0.48% 0.41% 0.17% 0.35% ~0.70% ~3.6% 2025 outlook CREDIT RISK OUTLOOK NET CHARGE-OFF GUIDANCE For footnoted information, refer to slide 51 19

Proposed regulation and legislation will negatively impact the banking industry and harm consumers Note: Regulation, legislation and litigation referenced on this page are in various stages of development and finalization For footnoted information, refer to slide 51 Capital Basel III Credit card Late fee changes Merchant litigation settlement Credit Card Competition Act Overdraft rule Reg II 1022, 1033, 1034(c), 1071 Deposit Data sharing, collection & reporting1 Mortgages >$500 annual increase in payments for a mortgage2 Credit cards >10% fewer customers issued a card per year and/or pay up to 2% higher APR Checking accounts Estimated 2 of 3 consumers would likely have to pay a monthly service fee  Less consumer access to financial products and services, and higher cost for those who do have access  Margin pressures may disincentivize investment and innovation – leading to a decline in customer experience  Difficulty for smaller banks to absorb costs – leading to increased consolidation  More financial activity moving outside of the regulatory perimeter – increasing risk for consumers Proforma impact to consumers if costs are fully passed through given current proposals / rules – not intended to reflect our strategy Likely impacts: 20

We run our business for the long-term and manage through cycles Regulatory uncertainty Deposit outlook Credit trends We are operating from a position of strength… Scale of our customer relationships and diversification of our businesses Continued core business growth despite headwinds Unmatched capacity to invest through cycles Disciplined management of resources, capital, liquidity …and while the current outlook is uncertain… Our medium-term guidance remains at 25%+ ROE through the cycle …we are prepared for a range of outcomes Through-the-cycle approach to managing our business Execute with an increased focus on efficiency and flexibility Industry leading credit performance Reshape our business where necessary in response to regulations 21

Key questions on Deposits and Branch Network 3. Outlook What is your outlook for deposits? 2. Deposits How are deposits performing at this point in the cycle? 4. Market Share What is your progress on capturing deposit share? 5. Branch Network What is the impact and outlook for branch expansion? 1. Primary Bank How have primary bank relationships held up at this point in the cycle? 22

We are growing primary bank relationships, which are satisfied, loyal, and engaged How have primary bank relationships held up at this point in the cycle? 35.5 38.1 39.4 40.6 42.0 2019 2020 2021 2022 2023 2.9 3.2 3.5 3.8 4.1 2019 2020 2021 2022 2023 8 in 10 primary bank customers would recommend Chase3 ~50%>95% retention rate among primary bank customers4 of primary bank customers are multi-LOB5 2 in 3 primary bank businesses would recommend Chase3 ~80%>90% retention rate among primary bank clients7 of clients also have a Consumer Banking relationship Primary bank2 Primary bank +9% CAGR Business Banking clients (mm)6Consumer Banking customers (mm)1 We continue to grow valuable primary bank relationships through rate cycles Consistently ~80% Consistently ~70% Q1: Primary Bank Q2: Deposits Q3: Outlook Q4: Market Share Q5: Branch Network For footnoted information, refer to slide 52 +4% CAGR CONSUMER BANKING BUSINESS BANKING 23 Satisfied Loyal Engaged Satisfied Loyal Engaged

Q1: Primary Bank | Q2: Deposits | Q3: Outlook | Q4: Market Share | Q5: Branch Network

Focusing on the distinct needs of customer segments is critical to our success

How have primary bank relationships held up at this point in the cycle?

	Growth since 2019	Recent accomplishments	How we're extending our position
Emerging Segments *~20% of accounts[1]*	**>50%** *Increase in checking accounts tailored to younger and lower income segments[2]*	✓ Launched **Freedom Rise** for new-to-credit customers ✓ Launched **Score Planner** on Credit Journey	• Enhancing **risk and marketing strategies** for Secure Banking • Scaling **Community Strategy** to 19 locations by year end
Core Segments *~75% of accounts[1]*	**>10%** *Increase in mass market checking accounts[3]*	✓ Launched **Pay in 4** ✓ Strengthened **Overdraft Assist** with next day no-fee and $50 buffer	• Strengthening **digital offerings** (e.g., self-directed investing experience) • Continuing **branch expansion** to serve more communities
Affluent Segments *~5% of accounts[1]*	**~50%** *Increase in Chase Private Client relationships with deposits and investments[4]*	✓ Scaled **Banker and Advisor capacity** ✓ Scaled **high-yield offerings**	• Launching **Private Client tiered offering** • Launching **J.P. Morgan Financial Centers**
Small / Micro SMBs[5] *~90% of clients[1]*	**>40%** *Increase in Small / Micro clients*	✓ **Improved servicing** and **increased client coverage** ✓ **Refreshed Ink Cash** to better serve Small / Micro SMB needs	• Launching **invoicing** functionality • Expanding **Tap to Pay**
Large SMBs[6] *~10% of clients[1]*	**~75%** *Increase in Large client deposit balances*	✓ Scaled **Business Relationship Manager capacity** ✓ Launched **Ink Business Premier**	• Continuing to **hire bankers** to cover more Large clients • Launching **payroll capabilities**

Our segment strategies are critical to drive growth and scale primary bank relationships

For footnoted information, refer to slide 52

JPMORGAN CHASE & CO.
24

Our strategy enables us to capture money in motion How are deposits performing at this point in the cycle? Deposit margin: 2.78% % in CDs: 5% Deposit margin: 2.71% % in CDs: 11% $1,134 $72 ($117) ($150) $110 $41 $53 $1,093 4/1/2023 Customer Growth Customer Activity Yield-Seeking Outflows Yield-seeking Inflows 3/31/2024 ▼ JPMWM investments ▼ Internal migration3 ▼ External brokerages ▼ Online banks ▲ Internal migration6 ▲ Net new money ~$40B JPMWM investments $163 Total yield-seeking inflows 52% checking 52% checking FRC balances ▲ Income growth ▼ Tax payments ▼ Elevated spend Chase growth2 retention of yield seeking flows7 ~80% of banking customers outflow to an online bank, while maintaining above portfolio average primary bank rate5 <10% YoY customer growth ~4% ~10% decline in deposit balances driven by spend and taxes 1Q23 1Q24 Banking & Wealth Management Deposit Balances - EOP ($B)1 Q1: Primary Bank Q2: Deposits Q3: Outlook Q4: Market Share Q5: Branch Network Note: totals may not sum due to rounding For footnoted information, refer to slide 53 r gr t t activity i l -s outflo s4 i l i i l We have maintained primary bank relationships and captured money in motion, with a modest increase in rate paid Core Drivers 25

Q1: Primary Bank | Q2: Deposits | Q3: Outlook | Q4: Market Share | Q5: Branch Network

We are prepared for a range of scenarios and continue to execute our proven playbook

What is your outlook for deposits?

THE OUTLOOK FOR RATES CONTINUES TO EVOLVE…

SOFR 5-year forward curves



5.34%
5.30%
5.31%
5.06%
4.80%
4.30%
3.81%
3.02%
2.29%
1.50%
0.79%
0.29%
5.03%
4.24%
Jan-21
Jan-22
Jan-23
Jan-24
Jan-25
Jan-26
Jan-27
Jan-28
Jan-29

…WHILE OUR STRATEGY REMAINS CONSISTENT

Maintain primary bank relationships
~80% of customers are primary bank

- **Grow customers** by meeting **distinct segment needs**
- Improve core **experiences in all channels**

Profitably capture money in motion
~80% capture of yield seeking flows

- Compete on **holistic value,** not just price
- Provide customers with **high-yield options**

Accelerate Wealth strategy
~50% growth of Private Client relationships with D&I on us

- Enhance and tier **Private Client value propositions**
- Extend **advisor capacity**

We expect deposits to be relatively flat for the remainder of 2024 with a modest increase in rate paid

JPMorgan Chase & Co.
26

Our strategies are enabling deposit share gains over time What is your progress on capturing deposit share? 9.1% 9.9% 9.8% 11.3% 10.1% 9.2% 2019 2023 2019 2023 2019 2023 #3 #1 #1 #2 #2 #3Rank +220bps +20bps (60bps) We have #1 deposit share in 20 of top 125 markets, including 4 of top 5 We gained share in 95% of the top 125 markets over the past 5 years4 0.2% 6.1% 10.5% 18.0% 1.3% 7.8% 12.9% 22.5% 2019 2023 2019 2023 2019 2023 2019 2023 +110bps +170bps +240bps +450bps 2023 deposit share <5% 5-10% 10-15% 15%+ Number of markets 39 16 18 33 (+26 since 2019) (+11 since 2019) Peer 1 Peer 2 WE OUTPERFORMED PEERS IN DEPOSIT GROWTH SINCE 2019 OUR DEPOSIT SHARE GAINS HAVE BEEN WIDESPREAD Retail deposit share in top 125 markets1,3National retail deposit share1,2 +190bps ex FRC Q1: Primary Bank Q4: Market ShareQ2: Deposits Q3: Outlook Q5: Branch Network For footnoted information, refer to slide 53 27

Branch expansion is core to our long-term growth What is the impact and outlook for branch expansion? 2019-2023 Retail deposits ($B)4 Branch expansion is contributing meaningfully to our outperformance with more upside as branches mature 5,028 4,878 685 921 86 2019-2023 Branch count1 Peer 11 4,338 184 708 - 3,814 Peer 21 5,588 52 1,071 - 4,569 Large Banks1,2 29,089 657 6,076 - 23,670 2019 2023New builds Consolidations 21% Next 3 years3 8% 4% % of network <10 years old 500 new builds 1,700 branch refreshes 3,500 branch employees 6% $676 $1,072$78 $33 2019 2023Growth from branches <10 years old in ‘23 Growth from branches >10 years old in ‘23 ~80bps of deposit share gain from branches <10 years old~4 year break-even on new builds $285 Growth from First Republic acquisition 9.1% 11.3% Retail deposit share WE CONTINUE TO EXPAND AND OPTIMIZE OUR NETWORK OUR INVESTMENTS CREATE AN UNPARALLELED GROWTH ENGINE First Republic Q1: Primary Bank Q5: Branch NetworkQ2: Deposits Q3: Outlook Q4: Market Share For footnoted information, refer to slide 54 28 Branch expansion impact

Q1: Primary Bank | Q2: Deposits | Q3: Outlook | Q4: Market Share | Q5: Branch Network

Looking ahead, we will extend our presence to cover >50% of the population in each state

What is the impact and outlook for branch expansion?

BRANCH NETWORK – YE 2023



BRANCH NETWORK – LOOKING AHEAD




>50%
Increasing population coverage by state within an accessible drive time

~65%	**National population coverage[1,2]** within an accessible drive time	~75%
24	**States with >50% population coverage[1,2,3]** within an accessible drive time	48

Our expansion strategy is key to achieving our target of 15% national retail deposit share, with more upside from there

For footnoted information, refer to slide 54

JPMORGAN CHASE & CO.
29

The Bronx, NY Birmingham, AL Los Angeles, CA Miami, FL New York, NY 33

Key questions for Card & Connected Commerce 1. Market Share What is your progress on gaining sales and OS share and what are your plans to continue doing so? 2. Marketing Investment What is your outlook for marketing investment? How do you balance account growth with quality? 3. Connected Commerce What is the latest on your progress in Connected Commerce and how are you tracking to your goals? 31

We are gaining share in an increasingly competitive market Q1: Market Share Q2: Marketing Investment Q3: Connected Commerce What is your progress on gaining sales and OS share and what are your plans to continue doing so? 10.3% 10.4% 10.4% 16.6% 16.6% 16.9% 7.5% 8.4% 8.7% 2019 2020 2021 2022 2023 #1 Sales Volume Share2 #1 Outstandings Share2,3 11.4% 12.0% 11.9% 22.4% 22.4% 22.9% 21.2% 20.4% 20.4% 2019 2020 2021 2022 2023 Peer 1 Peer 2 Peer 2 Peer 1 7.8 8.0 9.6 10.0 2019 2021 2022 2023 New accounts (mm) 43 47 52 56 2019 2021 2022 2023 Active accounts (mm)1 0.8 0.9 1.1 1.2 2019 2021 2022 2023 Sales volume ($T) 156 140 163 191 2019 2021 2022 2023 Average outstandings ($B) For footnoted information, refer to slide 55 KEY DRIVERS MARKET SHARE 6% CAGR 7% CAGR 11% CAGR 5% CAGR 32

Q1: Market Share | Q2: Marketing Investment | Q3: Connected Commerce

We are driving OS growth by executing on our strategy as revolve behavior continues to normalize

What is your progress on gaining sales and OS share and what are your plans to continue doing so?

Average Outstandings ($B)



$163
($7)
$11
$24
2023 Vintage
2022 Vintage
2021 Vintage
$191
Revolve normalization
— Consistent spend levels
Size of account vintages
Premium mix shift[1]
FY22
Mature book attrition (pre-'21 vintages)
Existing portfolio growth (pre-'21 vintages)
Account acquisition seasoning ('21-'23 vintages)
FY23

Core Drivers

98%
Account retention[2]

>60%
Of Card customers are highly spend engaged[3]

28mm
New accounts in 2021 – 2023

We are expecting a double-digit OS growth rate in 2024

For footnoted information, refer to slide 55

JPMorgan Chase & Co.
33

Q1: Market Share | Q2: Marketing Investment | Q3: Connected Commerce

We are focused on key segments where we have outsized opportunity for growth

What is your progress on gaining sales and OS share and what are your plans to continue doing so?

Starter

- **Record year** of new accounts in **new-to-credit**[1] segment
- **~95%** of Freedom Rise customers also have a Consumer Bank relationship
- **Majority** of Freedom Rise accounts from customers **18-24 years old**

Small Business

- **Record year** of new accounts in **business portfolios**
- **>40%** of Ink accounts also have a **Business Banking relationship**
- **Refreshed Ink Cash** to better serve the needs of smaller SMBs

Affluent

- **Record year** of new accounts in **consumer T&E portfolios**
- Sapphire accounts spend **~2.5x more than other consumer portfolios**
- **Opened 6 lounges**, including BOS, LGA, and JFK, with 6 in the pipeline freedom
RISE
D. BARRETT
VISA

*Launched **Freedom Rise** in June '23*


BUSINESS CASH
ink
D. BARRETT
BARRETT CONNECT
VISA

*Refreshed **Ink Cash** in March '24*


Sapphire Lounge by The Club, Boston International Airport

***Named #1 overall airport lounge*[2]**

Our strategy will fuel growth toward our goal of 20% share of outstandings

For footnoted information, refer to slide 55

JPMORGAN CHASE & CO.
34

Q1: Market Share | Q2: Marketing Investment | Q3: Connected Commerce

We continue to invest in attractive opportunities to fuel future growth

What is your outlook for marketing investment? How do you balance account growth with quality?

CARD GROSS CASH MARKETING SPEND ($B)[1]



15%
$6.8
$5.9
Product benefits (incl. co-brand)
$1.6
14%
$1.9
Acquisition, Distribution & Media
$4.3
15%
$4.9
2022
2023

	2022	2023	YoY
New Accounts	9.6mm	10.0mm	+4%

KEY PERFORMANCE METRICS

Product Benefits

- **98%** Account retention[2]
- **~20%** YoY growth in annual fee revenue
- **8%** YoY growth in active accounts

Acquisition, Distribution & Media

- **~2x** ROI of 2023 vintage[3]
- **9%** YoY growth in lifetime value[4] per account
- **3 yr.** Payback period

We increased share of new accounts from premium portfolios by >550bps in 2023[5]

For footnoted information, refer to slide 56

JPMORGAN CHASE & CO.
35

Q1: Market Share | Q2: Marketing Investment | Q3: Connected Commerce

We are leveraging our Connected Commerce acquisitions to scale our two-sided platform

What is the latest on your progress in Connected Commerce and how are you tracking to your goals?

REMINDER OF OUR CONNECTED COMMERCE PLAYBOOK:

- **Identify high value experiences** with high category spend that resonate with card members
- **Accelerate engagement in existing channels and products** with benefits, rewards, and content
- **Develop differentiated on-us journeys** and own the economics with owned platforms
- **Make Chase the best platform** to book travel, explore shopping, and discover new dining experiences

Consumers

*Gaining access to **exclusive offers** and benefits from **brands that they love***

~$1.7T	~67mm	~18B
Credit & debit spend volume	*Digital active customers[1]*	*Annual customer digital logins*



Brands

*Gaining access to **new customers** to **shift share** away from competitors*

~350k	~30k	>600
Chase Travel hotel properties	*Infatuation dining venues covered[2]*	*National Chase Offers merchants*

Enabled by:

We have the assets to win… cxLoyalty | FROSCH | INFATUATION | figg

…unlocking Differentiated customer experience | Merchant value | Business resiliency | Talent | Larger profit pools

For footnoted information, refer to slide 56

JPMorgan Chase & Co.

36

Q1: Market Share | Q2: Marketing Investment | Q3: Connected Commerce

We have been executing on our Connected Commerce playbook

What is the latest on your progress in Connected Commerce and how are you tracking to your goals?

	ACTIONS WE HAVE TAKEN	2023 ENGAGEMENT METRICS
Travel & Dining	• Launched Chase Travel brand and **improved discoverability** of our platform • Debuted our premium hotel collection **The Edit** with **~800 properties live** • Launched the capability to sell **Southwest Airlines** inventory online, directly to consumers • **Embedded bookings into The Infatuation** and expanded EEEEEATSCON to new cities	**3.5mm** *Unique customers booking travel[1] (+19% YoY)* **~40%** *YoY increase in premium hotel bookings[2]* **>5.5mm** *Unique monthly Infatuation visitors[3] (+25% YoY)*
Shopping	• **Launched Chase Media Solutions**, the only bank-led media platform of its kind • Delivered uplifted offers digital experience and testing **AI/ML enabled personalization** engine	**63mm** *Customers served Chase Offers (+5% YoY)* **>10B** *Offers served to customers[4] (+12% YoY)*

COMMERCE VOLUME ($B)[5]


$11
$15
$20
2021
2022
2023

*Reached **>$10B** in Travel sales in '23*

We expect our strategy to deliver ~$30B in Commerce platform volume in 2025 and ~$2B in run-rate revenue in 2026

For footnoted information, refer to slide 56

JPMORGAN CHASE & CO.
37

Key questions for First Republic update 1. Integration How is the integration going – what have you completed and what is left to migrate to JPMC? 2. Business Performance How has the business performed across key metrics (e.g., retention, balance growth)? 3. Go-Forward Strategy How does the acquisition fit into your go-forward strategy to grow share with Affluent clients? 39

Q1: Integration | Q2: Business Performance | Q3: Go-Forward Strategy

We have been focused on integrating the legacy business while minimizing disruption

How is the integration going – what have you completed and what is left to migrate to JPMC?
How has the business performed across key metrics (e.g., retention, balance growth)?

OUR INTEGRATION PLAN IS ON TRACK…

~95%

of accounts will be migrated by the end of 2Q[1]

…AND WE'RE FOCUSED ON WINNING BACK DEPOSITS…

~20%

growth in deposits in the months following acquisition, balances have stabilized since[2]

...WHILE STABILIZING THE CLIENT BASE...

~85%

of client relationships retained[3]

...AND PRESERVING TALENT

~80%

of employees offered permanent roles retained[4]

For footnoted information, refer to slide 57

JPMORGAN CHASE & CO.
40

First Republic complements growth strategies across the firm Commercial & Investment Bank Asset & Wealth Management Innovation Economy Commercial Real Estate Extend #1 U.S. Multifamily lender position1, serving Commercial Term Lending in 13 major metros Acquired large Commercial Term Lending book and gained share on the West Coast Become leading bank for Innovation Economy across high-growth companies, startups, founders, and VC community Accelerated growth strategy in tech, life sciences, founders, and VCs; added scale to existing JPMorgan co-invest platform Consumer & Community Banking Wealth Management Affluent Strategy Scale Wealth Advisors and client investment assets Added talent, client investment assets, and depth in service expertise Deliver value for relationship, expert advice & guidance, and premium service Added talent, premium locations, and a concierge servicing model Existing JPMC growth strategy First Republic acceleration Q2: Business Performance Q3: Go-Forward StrategyQ1: Integration For footnoted information, refer to slide 57 How does the acquisition fit into your go-forward strategy to grow share with Affluent clients? 41

Q1: Integration | Q2: Business Performance | Q3: Go-Forward Strategy

We are building a more complete Affluent value proposition

How does the acquisition fit into your go-forward strategy to grow share with Affluent clients?

Affluent segments → High / Ultra-High Net Worth segments

Chase Private Client | **J.P. Morgan Private Client** | J.P. Morgan Private Bank

Partnering across the firm to offer the full breadth of JPMC products…

Consumer & Community Banking
- Investing
- Banking
- Lending

Commercial & Investment Bank
- Commercial real estate
- Multifamily real estate
- Large commercial lines

Asset & Wealth Management
- Fund finance
- Management company lines
- Co-invest programs

Single point-of-contact

… supported by a dedicated concierge servicing team…

End-to-end resolution through single point-of-contact

Priority response and resolution on requests

Hospitality through opportunities to 'surprise and delight'

…delivered through new distribution channels across Affluent markets


J.P.Morgan

J.P. Morgan Private Client Financial Centers

JPMorgan Chase & Co.

42

New York San Francisco 43

Notes on non-GAAP financial measures 1. Adjusted expense excludes CCB legal expense and is a non-GAAP financial measure. For 2022, reported noninterest expense was $31,208 million and legal losses were $47 million; for 2023, reported noninterest expense was $34,819 million (or $33,600 million excluding FRC), and legal losses were $242 million including FRC. Management believes this information helps investors understand the effect of certain items on reported results and provides an alternate presentation of the Firm’s performance. 2. Income before income tax expense (pretax income) excluding the change in loan loss reserves (“pretax income ex. LLR”) is a non-GAAP financial measure. This metric reflects the exclusion of the portion of the provision for credit losses attributable to the change in allowance for credit losses. The table below provides a reconciliation of reported results to this non-GAAP financial measure. Pre-tax income ex. LLR First Republic Pre-tax income ex. LLR (ex. First Republic) Year ended December 31, (in millions) 2019 2022 2023 2023 2023 Reported pretax income 21,950 19,793 28,430 1,637 26,793 Adjustments: Change in loan loss reserves (299) 1,125 1,560 421 1,139 Pretax income ex. LLR 21,651 20,918 29,990 2,058 27,932 44

Notes on slides 1-3 Slide 1 – We have a consistent set of strategic priorities 1. "Customer” includes both consumers and small businesses and reflects unique individuals and businesses and legal entities, respectively, that have financial ownership or decision-making power with respect to accounts; these metrics exclude customers under the age of 18. Where a customer uses the same unique identifier as both a consumer and a small business (SMB), the customer is included in both metrics. All following references to customers in these materials exclude First Republic except when otherwise noted Slide 2 – We continue to make progress against our commitments 1. Includes assets invested in managed accounts and J.P. Morgan mutual funds where AWM is the investment manager 2. Includes Chase Travel Sales Volume (incl. FROSCH affiliates), and volume attributed to Chase Offers, Chase Media Solutions, Shop Through Chase and Ultimate Rewards Apple Store 3. Includes retired / replaced applications 4. Share of analytical data in scope for migration to public cloud 5. Federal Deposit Insurance Corporation (FDIC) Summary of Deposits survey per S&P Global Market Intelligence applies a $1 billion deposit cap to Chase and industry branches for market share. While many of our branches have more than $1 billion in retail deposits, applying a cap consistently to ourselves and the industry is critical to the integrity of this measurement. Includes all commercial banks, savings banks and savings institutions as defined by the FDIC 6. Based on 2022-2023 sales volume and loans outstanding public disclosures by peers (C, BAC, COF, AXP, DFS) and JPMorgan Chase estimates. Sales volume excludes private label and Commercial Card. Loans outstanding exclude private label, AXP Charge Card, and Citi Retail. Card outstandings market share has been revised to reflect a restatement to the 2022 reported total industry outstandings disclosed by Nilson; Chase restated from 17.3% 7. See note 1 on slide 44 Slide 3 – We continue to successfully execute on our strategy 1. Prior period consumer amounts have been revised to include certain checking account only consumers previously excluded 2. Digital active customers are users of all web and/or mobile platforms who have logged in within the past 90 days 3. Branch active customers are customers who have visited a branch at least once a year 4. Refers to consumers and small businesses with two or more relationships within the following sub-LOBs: Consumer Banking, Business Banking, Wealth Management, Credit Card, Home Lending, and Auto Lending 5. Deposits and Investments 6. Primary bank customers meet one of the following conditions: ≥15 withdrawals from a checking account or ≥5 withdrawals from a checking account and ≥$500 of inflows in a given month 45

Notes on slides 4-5 Slide 4 – We continue to grow faster than the competition 1. Source: Federal Deposit Insurance Corporation (“FDIC”) 2023 Summary of Deposits survey per S&P Global Market Intelligence; applies a $1B deposit cap to Chase and industry branches; includes all commercial banks, savings banks, and savings institutions as defined by the FDIC; prior periods have been revised to conform to the current period presentation 2. Deposit share changes are rounded to reflect the change in share listed on the page with 1 decimal point 3. Based on 2019-2023 sales volume and loans outstanding public disclosures by peers (C, BAC, COF, AXP, DFS) and JPMorgan Chase estimates. Sales volume excludes private label and Commercial Card. Loans outstanding exclude private label, AXP Charge Card, and Citi Retail. Card outstandings market share has been revised to reflect a restatement to the 2022 reported total industry outstandings disclosed by Nilson; Chase restated from 17.3% 4. Accounts for growth in both consumer and SMB checking accounts 5. Active accounts defined as average sales debit active accounts 6. Reflects primary bank customers for both consumers and SMBs 7. % of monthly active customers who have greater than or equal to 10 transactions or greater than or equal to $833 per month ($10K in annualized) spend 8. Reflects retention for consumers and SMBs with a tenure of >6 months 9. Account retention is based on voluntary attrition of accounts with greater than 12 months-on-book Slide 5 – Our customers are engaging with us across channels to manage their financial lives 1. Users of all web and/or mobile platforms who have logged in within the past 90 days as of December 2023. Excludes First Republic 2. Engaged sessions defined as mobile app sessions with page views beyond homepage, account transactions and mandatory pages (e.g., log-in, pop-ups) 3. 30-day monthly active users as of December 2023 4. Financial planning and advice tools includes Finance & Drive, Chase MyHome, Credit Journey, Spending Planner and Wealth Plan 5. Customers who met with a banker includes walk-in and scheduled meetings, banker phone calls and ‘Discover Needs’ sessions 6. Gross number of bookings on Chase Travel made by Chase Branded Card (excluding Slate), Amazon co-brand and Instacart co-brand customers 7. Share of Consumer Bank 1Q 2024 in-branch accounts opened on digitally-enabled platform. Digitally-enabled opening in branch is a capability where bankers start the account opening process in-branch and track customers’ progress as they finish the process digitally 46

Notes on slides 6-8 Slide 6 – We have the scale and scope of data to drive increasing value from AI / ML 1. Data reflects full year 2023, except for credit profiles and consumer counts which are as of YE 2023 2. Growing use of advanced modeling capabilities (AI/ML) has been supported across CCB by controls to mitigate risks associated with fairness, including independent oversight, bias testing and enhanced model risk governance 3. Number of offers viewed by a customer during a campaign (excludes multiple views of the same offer) Slide 7 – Customer experience is an operating discipline 1. Net promoter score (NPS) is an indicator of customer satisfaction 2. Secure Banking accounts includes consolidated Liquid accounts in 2019 3. Includes any customer approved for a new account if they are one of the following: (1) have no credit history or report at any of the three national bureaus; (2) have primary tradeline(s) less than 12 months at the national bureaus; (3) have only authorized user tradelines at the national bureaus 4. Sapphire cards include Sapphire Reserve, Sapphire Preferred, and other legacy Sapphire credit cards 5. Small and medium sized businesses with annual revenue greater than $1mm 6. Compares December 2023 covered client count to that of January 2020 Slide 8 – We continue to deepen relationships into natural adjacencies 1. Connected Commerce business launched in 2021. 2019 volumes represent $3B in Travel GTV prior to cxLoyalty acquisition, and $4B in Offers attribution spend. Volumes include Travel Sales volume (including FROSCH affiliates), Offers Attribution Spend and Shopping & Apple GMV (incl. non-Chase Offers redemption volume) 2. Unique families with primary and joint account owners for open and funded accounts. Excluding First Republic 3. Includes Chase Branded Card (excluding Slate) 47

Notes on slides 9-13 Slide 9 – We continue to deliver strong financial performance 1. Represents loan loss reserves 2. See note 2 on slide 44 3. Reflects Banking & Wealth Management deposit margin Slide 11 - Since 2019, organic growth has been the biggest revenue driver – more than offsetting net headwinds 1. In the first quarter of 2023, the allocations of revenue and expense to CCB associated with a Merchant Services revenue sharing agreement were discontinued and are now retained in Payments in CIB. Prior period amounts have been revised to conform with the current presentation 2. Reflects Banking & Wealth Management deposit margin Slide 12 - We will continue to invest in our business to drive profitable growth and efficiency 1. See note 1 on slide 44 Slide 13 – We are delivering the benefits of scale 1. Run the bank expense excludes legal losses, investments, auto lease depreciation and First Republic 2. Reflects 2019 to 2023 CAGR 3. Tenured Advisors includes both CWM and JPMA advisors 4. Excludes JPMorgan Wealth Management 5. Represents Card accounts that receive a statement 6. Tech Production excludes Product and Data & Analytics 48

Notes on slides 14-16 Slide 14 – Our investment strategies are consistent – and consistently delivering 1. Reflects 80% gearing ratio for Product expenses Slide 15 – We continue to invest in technology to support growth and profitability 1. Includes retired / replaced applications 2. Share of analytical data in scope for migration to public cloud Slide 16 – Consumer financial health has largely normalized and remains stable 1. Average Daily Balance divided by the total outflow in the month, multiplied by 30 to express in number of days. Includes all the checking and savings (ex. CDs) Chase accounts that are owned or jointly owned by the customer. Customers without outflow in the month are excluded 2. Tracks cohort of primary bank customers from March 2020 – January 2024. At time of start in March 2020, cohort includes all primary bank customers, with at least one year of consumer checking tenure, and greater than $6k of take-home income (payroll, government assistance, unemployment benefits, tax refunds, social security, and retirement) within the last twelve months 3. Lowest incomes represents customers within the cohort who had greater than $6k but less than $30k of net take-home income within the last twelve months of March 2020 4. Tracks a cohort of Credit Card customers who had at least one spend active, 18+ month on book account in the prior year and at least one spend active account in the current year for each month 5. Lowest income defined as gross income (self-reported) of <$50k 6. Includes spending on Retail, Restaurants, Travel, Entertainment, and other smaller discretionary categories 7. Source: Bureau of Labor Statistics (CPIU) 8. Tracks income growth for cohort defined in Note 2 above, requiring greater than $6k of take-home income (payroll, government assistance, unemployment benefits, tax refunds, social security, and retirement) within last twelve months of Jan 2020. Additionally, take home income must be greater than $0 within the last twelve months throughout the measurement period 9. Represents customers within the cohort who had greater than $6k but less than $30k of net take-home income (payroll, government assistance, unemployment benefits, tax refunds, social security, and retirement) within the last twelve months of January 2020. Additionally, take home income must be greater than $0 within the last twelve months throughout the measurement period 49

Notes on slides 17 Slide 17 – Small businesses also remain financially healthy as normalization continues 1. Cash buffers (measured in days) indicate the number of days a business can cover regular expenses using existing cash assets from demand deposit accounts without new income 2. Cohort of clients defined as Business Deposits clients active with deposit accounts from January 2019 to March 2024, which have not shifted revenue bands 3. Pandemic High and Pandemic Low include max, min values during March 2020 – December 2022 time period 4. Large ($1mm+) includes Business Banking clients with annual revenue greater than or equal to $1mm. These clients have an active Chase Business Banking Deposit account, and they may have a Chase Business Card and/or Chase Business Lines/Loans 5. Small (<$1mm) includes Business Banking clients with annual revenue below $1mm. These clients have an active Chase Business Banking Deposit account, and they may have a Chase Business Card and/or Chase Business Lines/Loans 6. Combined debt includes Business Card and/or Business Line/Loan debt balances with Chase.  Revenue band groups include clients with Business Loans/Lines and/or Business Card with Business Deposits 7. Payroll expenses are based on transaction mining, tagging large payroll service providers (e.g., ADP) and exclude transfers made from Business Deposits accounts to the Consumer Deposits accounts of identified business owners and signers 8. Payroll and non-payroll expenses are calculated on a 12 month rolling average and are indexed to January 2019 50

Notes on slides 18-20 Slide 18 – We’ve maintained a prudent risk profile while we continue to grow the business 1. Represents refreshed FICO scores 2. Includes those with no FICO score 3. Customers who revolve on credit cards but are not spend active 4. Chase Auto excludes Wholesale (Dealer Commercial Services) & Lease 5. Calculated using refreshed VantageScoreTM sourced from Experian 6. Represents FICO scores and LTV at time of origination 7. Includes AWM and Corporate mortgage loans 8. Includes First Republic beginning in 2023 9. Sourced from Experian 10. Sourced from Lender Share. Data is obtained from market shares relative to lenders participating in Curinos’ retail and correspondent channel origination analytics. Curinos is not liable for reliance on the data 11. Excludes First Republic Slide 19 – Credit has normalized 1. Includes First Republic beginning in 2023 2. Excludes Paycheck Protection Program loans Slide 20 – Proposed regulation and legislation will negatively impact the banking industry and harm consumers 1. Data sharing, collection and reporting developments include: 12 CFR §1022 (CFPB Proposal Expected Shortly) - Regulation V (Fair Credit Reporting Act); §1033 of the Dodd-Frank Act (CFPB Proposed Rule) – Consumer Rights to Access Information; §1034(c) of the Dodd-Frank Act (CFPB Advisory Opinion) – Provision of Information to Consumers; and,§1071 of the Dodd-Frank Act (CFPB Final Rule) – Small Business Data Collection 2. Reflects an estimated impact for a mortgage characteristic of those held on the balance sheet of JPMC 51

Notes on slides 23-24 Slide 23 – We are growing primary bank relationships, which are satisfied, loyal, and engaged 1. “Consumer Banking customer” reflects unique individuals that have financial ownership or decision-making power with respect to Consumer Banking accounts; excludes First Republic; prior periods have been revised to conform to the current period presentation 2. A customer is considered primary bank if it meets one of the following conditions: ≥15 withdrawals from a checking account or ≥5 withdrawals from a checking account and ≥$500 of inflows in a given month 3. Source: One Chase Net Promoter Score (NPS) Survey. Reflects promoters, calculated as share of “9” and “10” responses as a % of total responses 4. Reflects retention for checking customers with a tenure of >6 months 5. Refers to primary bank customers with two or more relationships within the following sub-LOBs: Consumer Banking, Wealth Management, Credit Card, Home Lending, and Auto Lending 6. Reflects Business Banking clients only, excluding Small Business Card-only 7. Reflects FY 2023 retention, excluding transfers to the Commercial Bank Slide 24 – Focusing on the distinct needs of customer segments is critical to our success 1. Account and client distribution is based on YE 2023 2. Includes Chase First Banking, Chase High School Checking, Chase College Checking, and Chase Secure Banking 3. Includes Chase Total Checking, Chase Premier Plus Checking, and Chase Sapphire Banking 4. Based on Chase Private Client households 5. Small clients defined as businesses with annual sales under $1mm 6. Large clients defined as businesses with annual sales $1mm or greater 52

Notes on slides 25-27 Slide 25 – Our strategy enables us to capture money in motion 1. Totals may not sum due to rounding; end of period balances for March 2023 and March 2024; customer activity and flows do not include First Republic accounts 2. Customer growth represents balances of customers that opened their first primary account in Banking and Wealth Management from EOP March 2023 – EOP March 2024 with these customers’ flows removed from subsequent categories 3. Migration of deposits out of checking and savings accounts 4. Net deposit flows to JPMorgan Wealth Management (JPMWM) Investments, and estimated flows for select external brokerages and online banks 5. Consumer Banking customers with at least one outflow to an online bank from EOP March 2023 – EOP March 2024; a customer is considered primary bank if it meets one of the following conditions: ≥15 withdrawals from a checking account or ≥5 withdrawals from a checking account and ≥$500 of inflows per month 6. Migration of deposits into higher yielding JPMC products 7. Internal yield seeking inflows (incl. JPMWM flows and internal migration) excluding net new money, divided by total measured yield seeking outflows (incl. JPMWM flows, internal migration, external brokerages, online banks) Slide 27 – Our strategies are enabling deposit share gains over time 1. Source: Federal Deposit Insurance Corporation (“FDIC”) 2023 Summary of Deposits survey per S&P Global Market Intelligence; applies a $1B deposit cap to Chase and industry branches; includes all commercial banks, savings banks, and savings institutions as defined by the FDIC; prior periods have been revised to conform to the current period presentation 2. Deposit share changes are rounded to reflect the change in share listed on the page with 1 decimal point 3. Markets within each deposit share tier are assigned based on 2023 deposit share 4. Includes 106 of the top 125 markets with a Chase presence as of 2023 53

Notes on slides 28-29 Slide 28 – Branch expansion is core to our long-term growth 1. Source: Federal Deposit Insurance Corporation (“FDIC”) 2023 Summary of Deposits survey per S&P Global Market Intelligence; applies a $1B deposit cap to Chase and industry branches; includes all commercial banks, savings banks, and savings institutions as defined by the FDIC; prior periods have been revised to conform to the current period presentation; numbers do not foot to Form 10-K as FDIC represents branch counts as of June 30th, 2023 2. Large banks consist of institutions with >$100B in retail deposits based on Federal Deposit Insurance Corporation (“FDIC”) 2023 Summary of Deposits survey per S&P Global Market Intelligence, excluding Chase and including Peer 1 and Peer 2 3. Announced February 6th, 2024; reflects commitment through 2027 4. Source: Federal Deposit Insurance Corporation (“FDIC”) 2023 Summary of Deposits survey per S&P Global Market Intelligence; applies a $1B deposit cap to Chase and industry branches; includes all commercial banks, savings banks, and savings institutions as defined by the FDIC; prior periods have been revised to conform to the current period presentation Slide 29 – Looking ahead, we will extend our presence to cover >50% of the population in each state 1. Drive times and population are derived from ESRI Business Analyst using 2023 and forward-looking population metrics; drive times are derived from 2022 street network vintage for 2023 and forward-looking time periods; future traffic information may impact forward-looking statement 2. Accessible drive time of 10-minutes for populations that live in City / Suburb and adjusted drive time for populations that live in Rural / Town based on typical drive times to other services 3. State counts exclude Washington, D.C., where Chase currently has >50% population coverage within an accessible drive time 54

Notes on slides 32-34 Slide 32 – We are gaining share in an increasingly competitive market 1. Defined as average sales debit active accounts 2. Based on 2019-2023 sales volume and loans outstanding public disclosures by peers and JPMorgan Chase estimates. Sales volume excludes private label and Commercial Card. Total industry loans outstanding excludes private label, AXP Charge Card, and Citi Retail 3. Card outstandings market share has been revised to reflect a restatement to the 2022 reported total industry outstandings disclosed by Nilson; Chase restated from 17.3% Slide 33 – We are driving OS growth by executing on our strategy as revolve behavior continues to normalize 1. Reflects branded consumer T&E and small business accounts; premium definition based on spend 2. Account retention is based on voluntary attrition of accounts with greater than 12 months-on-book 3. % of monthly active customers who have >= 10 transactions or >= $833 per month ($10K in annualized) spend Slide 34 – We are focused on key segments where we have outsized opportunity for growth 1. Includes any customer approved for a new account if they are one of the following: (1) have no credit history or report at any of the three national bureaus; (2) have primary tradeline(s) less than 12 months at the national bureaus; (3) have only authorized user tradelines at the national bureaus 2. 2023 Travel Weekly Magellan Awards 55

Notes on slides 35-37 Slide 35 – We continue to invest in attractive opportunities to fuel future growth 1. Gross cash marketing spend represents total outlays in a calendar year, which includes expenses and contra revenues. Contra-revenue may be amortized and not all recognized in the year the outlay was made. Growth rates may not tie due to rounding 2. Account retention is based on voluntary attrition of accounts with greater than 12 months-on-book 3. Reflects expected return of 2023 vintage 4. Defined as Net Present Value (NPV) of the vintage; NPV defined as the post-tax lifetime value of all incremental cash flows for the investment, including upfront investment costs and all other variable revenues and costs resulting, discounted at the cost of equity 5. Reflects branded consumer T&E and small business accounts; premium definition based on spend Slide 36 – We are leveraging our Connected Commerce acquisitions to scale our two-sided platform 1. Users of all web and/or mobile platforms who have logged in within the past 90 days 2. Reflects the number of individual geographic business locations featured on The Infatuation website and app (as of Dec. 2023) Slide 37 – We have been executing on our Connected Commerce playbook 1. Represents customers booking through Chase Travel (excludes FROSCH and cxLoyalty partner business) 2. Represents YoY increase in 4.5+ star hotel bookings through Chase Travel, star rating sourced through cxLoyalty inventory application 3. Reflects the 2023 monthly average number of user device identifications to visit The Infatuation website and app 4. Number of offers viewed by a customer during a campaign (excludes multiple views of the same offer) 5. Includes Chase Travel Sales Volume (incl. FROSCH affiliates), and volume attributed to Chase Offers, Chase Media Solutions, Shop Through Chase and Ultimate Rewards Apple Store 56

Notes on slides 40-41 Slide 40 – We have been focused on integrating the legacy business while minimizing disruption 1. Includes deposits accounts and lending accounts, excludes wealth assets. Lending accounts migrating or exiting by 2Q24 include Home Lending, Personal Lines of Credit, Student Loan Refinance, Overdraft Line of Credit 2. Core deposits (excludes institutional and sweep deposits). Months following acquisition includes period from deal to July 2023 3. Client relationships measured in households (includes individual and business relationships). As of 1Q24 4. Includes permanently placed employees since acquisition. As of April 2024 Slide 41 – First Republic complements growth strategies across the firm 1. S&P Global Market Intelligence as of December 31, 2023 57

Topics of discussion Overview of the Commercial & Investment Bank (CIB) Updates: Markets, Securities Services, Payments Deep dive: Global Banking Closing 1

CIB Overview | Markets | Securities Services | Payments | Global Banking | Closing

The Commercial & Investment Bank is well positioned to serve end-to-end wholesale client needs

Unparalleled wholesale client franchise

- VC-backed start-ups
- SMBs
- Municipalities
- Regional banks
- Multinational corporates
- Global banks
- Asset managers
- Government & Public sector

Full spectrum of capabilities to serve client needs

- Payments
- Liquidity management
- Custody
- Private capital funding
- Risk management
- Trading
- Market insights
- Data analytics
- Lending
- Capital markets
- Advisory

Commercial & Investment Bank

Enhanced client centricity

- ☑ Seamless client experience
- ☑ Solutions for client ecosystems
- ☑ Offerings across client lifecycle
- ☑ Top expertise delivered to all clients

JPMorgan Chase & Co.

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The Commercial & Investment Bank is organized around both products and clients Corporate & Investment Bank Investment Banking Lending Payments Markets Securities Services Commercial Banking Middle Market Banking Corporate Client Banking Commercial Real Estate Client engagement Sales and Research Other product-aligned Sales Global Investment Banking Global Corporate Banking Commercial Banking Global BankingInvestment Banking Lending Payments Markets Securities Services Products Commercial & Investment Bank CIB Overview Global BankingPaymentsMarkets Securities Services Closing Heritage businesses New business 3

CIB Overview | Markets | Securities Services | Payments | Global Banking | Closing

Our strategy is consistent, and we are better positioned to execute against it

COMPLETE

Investment Banking and Lending – M&A, ECM, DCM, CRE – #1 IB Fees[1]

Payments – Treasury Services, Merchant Services, Trade & Working Capital – #1 tied Firmwide TS[2]

Markets – Equities and FICC Trading, Global Research – #1 Franchise[2]

Securities Services – Custody, Fund Services, Trading Services, Data Solutions – #3 Franchise[2]

GLOBAL

International

On-the-ground presence in 60+ countries serving clients in 100+ markets

Domestic

Footprint in 85 of the top 100 MSAs in the United States

DIVERSIFIED

Revenue trend


Down ≥5% YoY
Roughly flat YoY[3]
Up ≥5% YoY
IB + Lending
Payments
Markets
Sec. Svcs.
2019
2023

AT SCALE[4]

$900B+ Capital raised for clients

~$10T Payments average daily value processed[5]

~$2T Securities traded daily in Markets globally

$900B+ Notional settled daily in Securities Services

2023 Commercial & Investment Bank

$64B	$21B	$138B	15%	92k
Revenue	Adjusted net income[6]	Capital	Adjusted ROE[6]	Employees

For footnoted information, refer to slide 36

JPMORGAN CHASE & CO.
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Our market share remains strong, however competition has intensified across products and regions CIB Overview Global BankingPaymentsMarkets Securities Services Closing 5 For footnoted information, refer to slide 36 11.7% 12.6% 9.0% 8.8% 5.2% 6.3% Investment Banking1 Payments (Treasury Services2) Markets2 Securities Services2 2019 2020 2021 2022 2023 -20bps 2019 2020 2021 2022 20232019 2020 2021 2022 2023 2019 2020 2021 2022 2023 +330bpsFlat +40bps +90bps +90bps Flat +10bps 11.4% 10.6% 9.3%8.7% 9.2% (2019) 9.9% (2023) 2019 2023 2019 20232019 2023 Overall market share3: Americas +90bps EMEA -20bps APAC +110bps

Despite our leadership positions, there are several opportunities for growth 13 11 1 Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 25 Product rankings (out of 25 industry products) ■ #1 ■ #2-3 ■ #4+ 2 12 10 6 11 7 149 2 149 2 2019 2023 Maintained #1 position in 14 products #1 in 4 additional products since 2019 2019 2023 Americas #1 APAC #3 Number of products ranked ■ #1 ■ #2-3 ■ #4+ 2023 GLOBAL LEADERSHIP POSITIONS COMPARED TO PEERS1,2 2023 PRODUCT LEADERSHIP POSITIONS ACROSS REGIONS1,2,3 CIB Overview Global BankingPaymentsMarkets Securities Services Closing 6 For footnoted information, refer to slide 36 EMEA #1 (tied) 12 9 3 11 10 3 2019 2023 Maintained top 3 position in 21 products

Since 2019, revenue and net income have grown meaningfully but ROE is flat due to higher capital levels ◼ Adjusted net income ($B)1 Adjusted ROE (%)1 $102 $102 $107 $128 $138Capital ($B) ◼ Revenue ($B) 15% 19% 24% 14% 15% $48.7 $58.8 $62.0 $59.6 $64.4 $16.2 $20.4 $26.6 $19.2 $20.9 2019 2020 2021 2022 2023 2019-2023 CAGR Revenue Medium-term ROE outlook2 16% +7.2% Adj. net income1 +6.5% Capital +7.8% CIB Overview Global BankingPaymentsMarkets Securities Services Closing 1 This presentation includes certain non-GAAP financial measures, which exclude the impact of legal expense. Refer to slide 35 for a reconciliation of reported results to these non-GAAP financial measures 2 Medium-term ROE outlook excludes the impact of legal expense 7

1 This presentation includes certain non-GAAP financial measures, which exclude the impact of legal expense. Refer to slide 35 for a reconciliation of reported results to these non-GAAP financial measures CIB ADJUSTED EXPENSE ($B)1 CIB Overview Global BankingPaymentsMarkets Securities Services Closing Combined CIB expense outlook is in line with previously communicated guidance Total investment spend $4.3B $4.7B Technology investments $3.4B $3.6B Digital, Data and AI/ML $0.4B $0.4B Revenue producers/adjacent $0.4B $0.5B Acquisitions $0.1B $0.2B $29.0 ~$30 $4.3 $4.7 $0.6 $0.5+/- $0.2 $0.3 $33.3 ~$35 Revenue producers & volume-related Technology Acquisitions (incl. FRC) Other2023 2024O market dependent 2024O2023 Non-investmentsInvestments 8

CIB Overview | Markets | Securities Services | Payments | Global Banking | Closing

Our portfolio of technology investments has been relatively stable year-on-year

CIB TECHNOLOGY INVESTMENTS ($B)


+10% CAGR
+5%
$2.3
$0.2
$0.5
$1.6
$3.4
$0.3
$1.2
$1.9
$3.6
$0.4
$1.2
$2.0
2019
2023
2024O
Reg., Risk & Controls
Infrastructure Modernization
Products, Platforms & Experiences

INFRASTRUCTURE MODERNIZATION


~80%

Production applications migrated to strategic data centers and the public cloud
On track for ~95% by YE 2024[1]


~40%

Applications processing largely in public or private cloud

PRODUCTS, PLATFORMS & EXPERIENCES ($B)


NOT TO SCALE
$1.6
$2.0
Markets
Payments
Securities Services
Banking
2019
2024O

- e-Trading automation & platform, supporting growth of e-execution
- Pricing, risk & trade management engine across asset classes

- Transaction engines to enable faster payments and higher volumes
- Product enhancements to support new segments and geographies

- Core platforms to generate scale and efficiency
- Data solutions for clients to better extract value from their data

- Digital Commercial Bank to deliver core banking services to clients in a frictionless way

[1] Includes retired / replaced applications

JPMORGAN CHASE & CO.
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CIB Overview | Markets | Securities Services | Payments | Global Banking | Closing

We have an at-scale, complete and global Markets offering, serving clients of all types in every region

BUSINESS OVERVIEW[1,2]

$28.0B
FY 2023 Revenue

FICC (68% of revenue)	#1
Equities (32% of revenue)	#2
Research	#1

SERVING A VARIETY OF CLIENT TYPES[3]

Asset and Wealth Managers	#1
Hedge Fund Managers	#1
Banks, Insurance & Public Sector	#1
Corporates	#2 (tied)

GLOBAL REVENUE FOOTPRINT[4]

Americas	#1
EMEA	#1 (tied)
APAC	#1 (tied)

KEY ASPECTS OF OUR VALUE PROPOSITION

Complete counterparty
- ~60% of clients trade 4+ products[5]
- ~75% of clients engaged from pre-trade to post-trade[6]
- ~90% of the client wallet transacts in both lower and higher ROE products[7]

Omnichannel connectivity[8]
- Voice: 7% CAGR
- Electronic: 12% CAGR

Best-in-class Sales & Research
- Top dealer for ~60% of the largest wallets[9]
- Research across Economics, Debt, and Equity markets including 5k+ companies in 80+ countries

For footnoted information, refer to slide 37

JPMorgan Chase & Co.
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FICC EQUITIES We continue to maintain our industry-leading position 2019 2020 2021 2022 2023 11.6% 12.9% 12.3% 10.8% 11.0% #1 rank #1 rank 2019 2020 2021 2022 2023 11.1% 12.2% 11.8% 12.9% 12.3% #1 rank (tied) #2 rank#1 rank $21 $28 2019 2023 JPM revenue ($B) Rest of wallet NOT TO SCALE 11.4% PRODUCT MARKET SHARE AND RANK2WALLET, MARKET SHARE AND RANK1,2 CLIENT WALLET AND MARKET SHARE 2019-2023 Wallet CAGR (2%) 12% Client wallet 40 70 14 52 64 21 JPM SoW change (2019-2023) Mid-Size / Small Institutional Clients3 Large Institutional Clients3 Corporate Clients4 7% 250bps 200bps 100bps 11.4% 2019 2023 CIB Overview Global BankingPaymentsMarkets Securities Services Closing For footnoted information, refer to slide 37 NOT TO SCALE 11 JPM Share of Wallet (SoW)

Our strategy positions us for future growth Enhance digital platforms and further integrate with clients across channels Deepen relationships with increasingly complex Financial Institutions and capture opportunities with Corporates Strategic priorities Invest in e-Trading capabilities and market structure innovation Factors impacting the business Market structure evolution and rapid electronification Increasing capital and liquidity intensity Industry wallet projected to remain above pre-pandemic levels Deploy financial resources dynamically and with discipline Competition from non-banks and platforms Expand product offerings across select geographies and asset classes, including Financing, Energy, Private Credit CIB Overview Global BankingPaymentsMarkets Securities Services Closing 12

CIB Overview | Markets | Securities Services | Payments | Global Banking | Closing

Securities Services strives to be the strategic partner for the world's largest Institutional investors

BUSINESS OVERVIEW

$4.8B
FY 2023 Revenue

Securities Services

Custody
Solutions that provide access to global investment opportunities

Fund Services
Solutions to make portfolios accessible to all

Trading Services
Solutions that optimize returns and performance

Data Solutions
Solutions that provide insights to drive better decision making

SERVING THE TOP INSTITUTIONS

Asset Managers	7 of top 10 are clients
Sovereign Funds	9 of top 10 are clients
Insurance	7 of top 10 are clients

BROAD GLOBAL REACH



Support clients across 100 markets

KEY ASPECTS OF OUR VALUE PROPOSITION

Diversified client base
- ~60% revenue generated outside the U.S.
- ~50% revenue from asset owners, and ~50% from asset managers

Operational scale and efficiency
- Best-in-class operating margin – avg. 30%+ through the cycle

Front-to-back integration
- Only leading provider with a complete Markets franchise
- ~100% of top 200 clients common to Markets

JPMorgan Chase & Co.

13

For footnoted information, refer to slide 38 We continue to increase fees and close the gap to #1 Average deposits $155B $198B AUC $27T $32T Rank1 #3 #3 $4.1B $4.8B 2019 2023 NII Fees Revenue2 FINANCIAL PERFORMANCE ▲ 15% ▲ ~40bps ▲ 4% ▲ 33% FOCUS ON SCALABLE GROWTH TO FURTHER CLOSE THE GAP TO #1 Global Custody Servicing of listed assets in 100 markets globally Traditional Fund Services Global support of clients across the full range of funds and instruments Trading Services Lending and collateral solutions for portfolio optimization and management ETFs End-to-end automation across ETF lifecycle Alternatives Complete offering across Alternatives portfolio Middle Office Differentiated solution for outsourced client operations Data Solutions Data solutions for accurate, timely, and integrated client insights Cost per trade ▼ 7% AUC ▲ 21% M a tu re G ro w th Cost per NAV ▼ 6% Daily NAVs ▲ 27% Cost per trade ▼ 74% Lendable Balances ▲ 56% AUC ▲ 195% AUA ▲ 95% AUA ▲ 40% Key metrics3 10.2%Market share1 ▲ 28% ▲ 21% 10.6% CIB Overview Global BankingPaymentsMarkets Securities Services Closing 14

We are well positioned to grow as we innovate and scale our offerings Consolidation, AUM concentration into largest players Operating model complexity (rise of Alts & ETFs) Grow with long-term sustainable clients by providing best-in-class service New outsourcing needs (data) Strategic prioritiesFactors impacting the business Margin compression CIB Overview Global BankingPaymentsMarkets Securities Services Closing Continue to scale our operating model to process growing volumes and more complex products at a lower marginal cost Invest in data solutions to deepen client relationships and grow revenue 15 Improve productivity through automation and investments in new technologies, including AI/ML

CIB Overview | Markets | Securities Services | Payments | Global Banking | Closing

Our industry-leading Payments offering serves complex client needs with end-to-end solutions

BUSINESS OVERVIEW

$18.3B
FY 2023 Revenue[1]

Treasury Services (TS) – Liquidity & Payments
(89% of revenue)
#1 tied[2]

Merchant Services
(8% of revenue)
#1[3]

Trade & Working Capital
(3% of revenue)
#3 SCF[4]

SERVING CLIENTS OF ALL SIZES & INDUSTRIES

Corporates	Financial Institutions	SMBs
(65% of revenue)	(33% of revenue)	(2% of revenue)

GLOBAL FOOTPRINT



Supports 160+ countries[5] and 120+ currencies

KEY ASPECTS OF OUR VALUE PROPOSITION

Combining the safety, scale and resiliency of a bank…

Power of one franchise
Delivering cross-LOB solutions via coordinated client coverage
~80% Payments revenue from clients common to rest of the firm[6]

Operational excellence
Best-in-class client service, platform resiliency and operations
#1 Net promoter score[7]

…with the innovation of a FinTech

End-to-end industry solutions
Offerings to meet industry-specific needs
Largest bank with in-house pay-in, liquidity, and pay-out

Data and Software Solutions
Scale and monetize as-a-service offerings across key use cases
#1 (tied) Digital Platform[8]
J.P. Morgan Access

Innovation Track Record
Portfolio of innovation, while maintaining bank-level controls
ONYX by J.P. Morgan

For footnoted information, refer to slide 38

JPMorgan Chase & Co.
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We continue to deliver strong performance across client segments and products CIB Overview Global BankingPaymentsMarkets Securities Services Closing For footnoted information, refer to slide 39 FINANCIAL PERFORMANCE REVENUE GROWTH DRIVERS Payments revenue ($B)1 2 Average deposits3 $483B $779B $715B TS market share4 6.0% 8.4% 9.3% ▼ $64B Annual number of mandates won USD SWIFT market share; +400bps since 20195>27% of top 20 largest corporates are Payments clients618 2019 2023 2.3x 2019 2023 1.4x Financial Institutions Corporates YoY fee growth (2022-2023) ▲ 90bps Merchant Services ▲ 10%+ Digital Channels ▲ 20%+ Cross-border FX ▲ 20%+ NOT TO SCALE NOT TO SCALE 10.2 13.9 18.3 2019 2022 Rate- related Deposit- related Fee- related 2023 17 2

CIB Overview | Markets | Securities Services | Payments | Global Banking | Closing

We remain focused on expanding our capabilities while reinforcing our foundation

Factors impacting the business

- Growing cross-border and 24x7 real-time payments
- Shifting client buying centers and evolving client expectations
- Growth of omnichannel and platform commerce
- Expanding importance of data
- Changing interest rate environment

Strategic priorities

- **Expand leadership with Financial Institutions** through targeted growth with non-banks and in cross-border FX
- **Accelerate growth with Corporates** in key corridors, markets and industry segments, including multinationals
- **Power commerce** as we continue to scale new e-Commerce, omnichannel and embedded finance offerings
- **Drive client value** with innovative trust and safety, data and analytics solutions
- **Continue to modernize and scale** core platforms to maintain resiliency and support growth

JPMorgan Chase & Co.
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CIB Overview | Markets | Securities Services | Payments | Global Banking | Closing

Global Banking – combining Commercial Banking and Investment & Corporate Banking

Heritage		→	Our future – Global Banking
Commercial Banking	Middle Market Banking	»	Commercial Banking
	Commercial Real Estate		
	Corporate Client Banking	»	Global Corporate Banking
Investment & Corporate Banking	Global Corporate Banking		
	Global Investment Banking	»	Global Investment Banking

BROAD-BASED CAPABILITIES

- Advisory
- Capital Markets
- Payments
- Liquidity Management
- Risk Management
- Lending

JPMorgan Chase & Co.
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Segmented and focused to best serve our clients Global Banking 1 Make strategic acquisition(s)Expand internationallyManage liquidity Access capital markets Fund growth Optimize payments SERVING CLIENTS ACROSS THEIR LIFECYCLE Commercial Banking Global Corporate Banking Global Investment Banking DEEP INDUSTRY EXPERTISE Consumer, Retail and Business Services Diversified Industries Energy, Power, Renewables and Mining Financial Institutions Healthcare Media and Communications Real Estate Technology 20 CIB Overview Markets Securities Services Payments Global Banking Closing

CIB Overview | Markets | Securities Services | Payments | Global Banking | Closing

Broad-based capabilities and global scale

- ~$7B IB fees
- ~$7B Lending revenue
- ~$18B CIB Payments revenue[1]
- ~$350B Loans
- ~$700B Deposits
- 75k+ Clients
- 45+ Countries
- 225+ Cities

Global reach with local delivery	Coordinated coverage team	Comprehensive solutions	Growing client franchise	Operating scale	Rich data assets and cloud-based platforms

Note: Global Banking is a client coverage view of Total Banking & Payments within CIB, and encompasses Commercial Banking, Global Corporate Banking and Global Investment Banking. This Global Banking client coverage view includes certain services associated with the Payments business. For additional information refer to the supplemental financial information contained in the Firm's Current Report on Form 8-K furnished on May 15, 2024

[1] Revenue figure excludes the net impact of equity investments

JPMORGAN CHASE & CO.

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CIB Overview | Markets | Securities Services | Payments | Global Banking | Closing

Starting from a position of strength, with significant room for continued growth

STRONG LEADERSHIP POSITION IN IB[1]

#1 in IB fees for the 15th consecutive year

DCM	ECM	M&A
#1 since 2012	**#1** in 2023	**#2** with gap to #1 reduced by ~250 bps in 2023

North America	EMEA	APAC
#1 for more than a decade	**#1** since 2014	**Top 3** among global peers since 2015





CONSISTENT CLIENT FOCUS

#1 U.S. market share in Middle Market[2]

#1 U.S. Multifamily lender for over a decade[3]

Middle Market lending[4]	Emerging Middle Market[5]
#1 Middle Market syndicated lender	**#1** primary bank market share

COMMITMENT TOWARDS COMMUNITY IMPACT

~$18B extended towards community development efforts in 2023[6]

~$90B financed and facilitated towards our Sustainability Development Target in 2023[7]

For footnoted information, refer to slide 39

JPMORGAN CHASE & CO.
22

Investing for sustained organic growth Be the primary bank for treasury and commerce needs of clients across all segments and capture deposit and fee growth by delivering outstanding service, advice and innovation Payments1 Advance our long-standing, market-leading position by focusing on target growth opportunities across client segments, products and regions Investment Banking2 Serve Financial Sponsors and their portfolio companies end-to-end by delivering differentiated holistic solutions Financial Sponsors3 Be the most important financial partner to the Innovation Economy ecosystem and accelerate growth through investments in capabilities, sector expertise and market coverage Global Innovation Economy4 Continue to capitalize on new client opportunities and deepen existing client penetration by executing a through-the-cycle, disciplined growth strategy Middle Market5 23 CIB Overview Markets Securities Services Payments Global Banking Closing

Payments capabilities providing substantial value to our clients1 ORGANIZED TO SUPPORT CLIENTS ACROSS GLOBAL BANKING… … WITH ACCESS TO EXTENSIVE, INNOVATIVE SOLUTIONS Solutions-oriented coverage teams with deep expertise of clients’ needs Strong partnership between Relationship Managers and Payments Sales Segment aligned with industry expertise Investing in key growth corridors and aligning with regional treasury centers Differentiated in the marketplace through exceptional client experience OPPORTUNITIES TO EXPAND CLIENT FRANCHISE AND DEEPEN EXISTING RELATIONSHIPS Delivering world-class card offering with tailored capabilities and streamlined payment processing Card TSFX Broad set of foreign exchange capabilities driving client efficiencies and enhancing security Liquidity Empowering clients with visibility, control and optimization through our robust set of liquidity solutions Continued investment across our solutions to drive innovation and deliver next-gen products International Innovation Economy Middle Market Corporates Commercial Real Estate 24 CIB Overview Markets Securities Services Payments Global Banking Closing

CIB Overview | Markets | Securities Services | Payments | Global Banking | Closing

2 Opportunities to grow our premier Global Investment Banking franchise

LEVERAGING THE POWER OF GLOBAL BANKING

- Continued growth of CB and GCB client franchise
- Coverage alignment by industry and segment
- Complete solutions and products
- Coordinated account planning

- Targeted investments across all global industry coverage teams
- Enhancing M&A and ECM capacity and expertise
- Deepening coverage across select high potential regions
- Expanding Middle Market-focused IB coverage

GROWTH OPPORTUNITIES ACROSS SUB-SECTORS


Sub-sector IB rank[1] (2019-2023 average)
#1
#2-3
#4+
Sub-sectors
Products

[1] Dealogic as of May 1, 2024; based on global aggregate IB wallet for 2019-2023; ECM excludes class A-shares

JPMorgan Chase & Co.
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CIB Overview | Markets | Securities Services | Payments | Global Banking | Closing

3 Disciplined and focused approach to Financial Sponsors coverage

SIGNIFICANT OPPORTUNITY WITH FINANCIAL SPONSORS

$3T+ Financial Sponsors dry powder[1]

~23% growth in the number of U.S. PE-backed companies since 2019[2]

~22% of global IB wallet related to Financial Sponsors[3]

~50% of Financial Sponsors IB wallet related to Middle Market-sized transactions[4]

COMPLETE CAPABILITIES TO CAPTURE THE OPPORTUNITY

- **Coordinated global coverage** across the Financial Sponsors ecosystem
- **Dedicated coverage for Middle Market-focused Financial Sponsors**
- **Specialized infrastructure fund coverage** and advisory
- **Direct lending solutions** that provide full range of financing alternatives
- **Collaboration across the firm** to deliver holistic solutions across Payments, Markets and Asset & Wealth Management
- **Risk discipline** through specialized credit and structuring teams

For footnoted information, refer to slide 40

JPMORGAN CHASE & CO.
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CIB Overview | Markets | Securities Services | Payments | Global Banking | Closing

4 Broad-based capabilities to serve the Innovation Economy ecosystem

SPECIALIZED COVERAGE AND POWERFUL SOLUTIONS TO SERVE THE ECOSYSTEM


Founders
Partners
J.P.Morgan
Portfolio Companies
Venture Capital Firms

Deep sub-sector focus

Software	Applied Tech
Payments / Fintech	Internet
Disruptive Commerce	Climate Tech
Health Tech	Life Sciences

- **Dedicated coverage** of VC firms and portfolio companies
- Positioned to serve clients through **every stage of their lifecycle**
- **Global reach** accelerated by international expansion
- **Early-stage lending capabilities** and **payments solutions**
- **Private Bank** focus on founders and VC partners
- Capitalizing on **synergies from First Republic acquisition**

ACCELERATED GROWTH

Bankers


~150%
~20% CAGR
2019
2020
2021
2022
2023

Clients


~190%
~40% CAGR
2019
2020
2021
2022
2023

Revenue


~70%
~30% CAGR
2019
2020
2021
2022
2023

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Organic growth in Middle Market Banking Middle Market bankers located within branch network196% Middle Market clients 28k Top 100 MSAs in Middle Market footprint 85 34k Prospects 700 Bankers Legacy states Expansion states Client and prospect density2 $53 $2,240 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 33% CAGR MIDDLE MARKET NATIONAL COVERAGE EXPANSION MARKETS 5 11k Clients 27 Locations added in the last 5 years Middle Market prospects 54k Expansion market revenue ($mm) Note: Figures as of December 31, 2023, excludes the impact from First Republic. Additionally, legend for map includes states with Banker presence, and map only includes contiguous U.S. 1 Does not include Middle Market offices outside the U.S. 2 Size indicates number of clients and prospects in each city 28 CIB Overview Markets Securities Services Payments Global Banking Closing

CIB Overview | Markets | Securities Services | Payments | Global Banking | Closing

Continuing to invest in our platform and capabilities

OUR FOUNDATIONAL CORE

Cloud-based, client-focused data
- Unified Client 360 view combining 150+ sources of internal and external data
- Transaction data, service activity, firmographics and client insights

Innovative, next-gen technologies
- Integrated tools and platforms powered by AI
- Optimized workflows and streamlined processes

Client-centric digital solutions
- Seamless, scalable solutions meeting clients' needs across the size spectrum and personas
- Personalized client offerings and experiences

DELIVERING VALUE

Client value
- Business optimization and peer benchmarking
- Cash flow forecasting

Banker enablement
- Data-driven solutioning, pricing and lead generation
- Integrated tools across coverage teams

Risk and portfolio management
- Enhanced risk analytics and credit approval processes
- Dynamic portfolio management

Operational excellence
- Servicing automation and fraud prevention analytics
- Targeted quality control

INVESTMENTS WILL DRIVE BUSINESS IMPACT

- ↑ Banker productivity
- ↑ Revenue
- ↑ Client satisfaction
- ↓ Cycle time

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CIB Overview | Markets | Securities Services | Payments | Global Banking | Closing

Maintaining risk discipline – Commercial & Industrial

SUMMARY

- Global Banking C&I portfolio totals ~$563B of exposure[1]
- Credit continues to perform within expectations
- Diversified across industries and geographic regions in NAMR
- 59% of exposure is rated investment grade[2]
- Rigorous underwriting standards
- Appropriately reserved for macroeconomic environment

MARKET COMMENTARY

- Higher interest rates and inflation driving margin compression for certain clients, concentrated in non-investment grade names
- Closely watching potentially vulnerable sectors for stress (e.g., Consumer & Retail, Healthcare)
- Refinancing risk is expected to be manageable
- Extensive stress testing conducted across a range of economic scenarios

EXPOSURE BY INDUSTRY[3]


$563B
21%
14%
12%
10%
6%
6%
5%
26%
Consumer & Retail
Tech, Media & Telecom
Industrials
Healthcare
Banks & Finance Cos
Oil & Gas
Utilities
Others

EXPOSURE BY REGION[4]


3%
2%
14%
$563B
81%
EMEA
APAC
LATAM
NAMR

Note: Metrics are as of March 31, 2024 unless otherwise noted
For footnoted information, refer to slide 40

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CIB Overview | Markets | Securities Services | Payments | Global Banking | Closing

Maintaining risk discipline – Commercial Real Estate

SUMMARY

- JPM Commercial Real Estate exposure totals ~$206B[1]
- ~60% of multifamily exposure is in Commercial Term Lending[2]
  - Secured by class B/C properties in supply-constrained markets
  - Granular portfolio with average loan size of ~$2mm
  - Stable cash flows and low leverage
- Office represents <10% of CRE exposure
  - ~$4B with maturities through 2025
  - Adequately reserved for market uncertainty – ALL/Loans of ~8%[3]

MARKET COMMENTARY

- Multifamily rent growth slowed from record growth rates post-COVID, while vacancy rates increased as a result of new deliveries, primarily in the sunbelt markets[5]
- Office market conditions remain challenging
- Monitoring near-term maturities and rate resets
  - JPM Office maturities represent minimal amount overall maturities[6] in the market through 2025
  - Over 70% of CTL multifamily exposure has a fixed rate through 2025, which provides a mitigant to higher rates[2]
- Demand for CRE loans remains muted

EXPOSURE BY PROPERTY TYPE



Other[4]
17%
Retail
6%
Office
<$500mm in NPLs (~3%)
8%
Industrial
10%
$206B
59%
Multifamily
~$100mm in NPLs (~0.1%)

EXPOSURE BY MATURITY[7]



($B)
2024 $9.3
2025 $15.2
2026 $22.8
2027+ $158.6
23% of exposure matures over next 3 years
29% 18% 8% 5% 40%
34% 15% 12% 7% 32%
35% 13% 17% 8% 26%
67% 6% 9% 6% 13%
Multifamily Office Industrial Retail All Other

Note: Metrics are as of March 31, 2024 unless otherwise noted
For footnoted information, refer to slide 40

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Global Banking – leveraging the power of combined businesses to execute a long-term strategy Expanding our client franchise Organic growth driven by investments and expansion into high-potential markets and industries Innovating to extend our competitive advantage Deliver more value to clients through broad-based capabilities and help increase market share Empowering our teams Data-enabled, consultative bankers serve our clients in a highly-differentiated manner Enhancing the client experience Focus on operational excellence to deliver a superior client journey and drive efficiency Building a data-driven business Rich data assets and cloud-based platforms that deliver valuable insights across the firm and to clients Maintaining fortress principles Rigorous client selection with a long-term, through-the-cycle approach and strong credit & control culture Delivering strong financial results Ongoing expense discipline with focus on capital efficiency, and high-quality, resilient & diversified earnings Cyclicality of NIM and IB fees, reflecting macroeconomic, interest rate and fiscal policy environment Influence of geopolitics on global trade corridors and international expansion opportunities Growing scale and complexity of private markets and financial sponsors Competition from non-bank financial institutions and Fintechs 32 CIB Overview Markets Securities Services Payments Global Banking Closing Long-term strategyFactors impacting the business

CIB Overview | Markets | Securities Services | Payments | Global Banking | Closing

Our franchise is uniquely positioned for future growth

Deepen client relationships

Financial Institutions — Extend lead

Corporates — Improve position

High growth sectors e.g.,
- Technology
- Healthcare

Client ecosystems e.g.,
- Sponsors / VCs
- Innovation Economy
- Middle Market Companies

Close addressable gaps

Markets: Financing, e-Trading, Energy, Private Credit

Securities Services: Alternatives, Middle Office, Fusion

Payments: TS FX, Merchant Services

Investment Banking: Sub-sectors in Advisory and ECM

Broaden geographical reach



Middle Market: Enter new markets

Global Corridors: FX, cash pooling and hedging

International: Strengthen in EMEA and APAC

Harness data, AI and digital tools

Priority AI/ML use cases
- Risk management
- Workflow automation
- Fraud detection
- Client intelligence

Digital client platforms
- J.P. Morgan Access®
- J.P. Morgan Markets

Maintain day-to-day discipline | **Optimize our current model** | **Transform for the future**

~16% medium-term ROE outlook

Note: Medium-term ROE outlook excludes the impact of legal expense

JPMORGAN CHASE & CO.

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Notes on market share, ranks, and industry wallets 1. Source: Coalition Greenwich Competitor Analytics. Based on JPMorgan Chase’s internal business structure and internal revenue. Excludes the impact of Archegos in 2021 Historical Coalition Greenwich competitor revenue and industry wallets have been rebased to ensure consistent taxonomy and accounting/structural adjustments Market share reflects share of the overall industry product pool, unless noted that share reflects share of Coalition Index Banks Rank reflects JPMorgan Chase’s rank amongst Coalition Index Banks as follows: – Total CIB and Markets: BAC, BARC, BNPP, CITI, DB, GS, HSBC, JPM, MS, SG, UBS, and WFC – Treasury Services and Supply Chain Finance: BAC, BNPP, CITI, DB, HSBC, JPM, SG, SCB and WFC – Securities Services: BAC, BBH, BNPP, BNY, CITI, DB, HSBC, JPM, NT, RBC, SCB, SG, and SS h-CIB reflects heritage Corporate & Investment Bank. h-CB reflects heritage Commercial Bank. Firmwide figures include both h-CIB and h-CB 2. Source: Dealogic as of April 1, 2024 (unless otherwise noted) for GIB, ECM, DCM, and M&A rank, market share and industry wallet. ECM excludes shelf deals. DCM includes all bonds, loans, and other debt (i.e., securitizations and frequent borrowers), excluding money market and short-term debt 3. Market share changes are rounded to the nearest 10bps 34

Notes on non-GAAP financial measures

1. The Commercial & Investment Bank (CIB) provides certain non-GAAP financial measures. These measures should be viewed in addition to, and not as a substitute for, the CIB's reported results. The non-GAAP financial measures on slides 4, 7 and 8 exclude the impact of legal expense. Adjusted ROE on slides 4 and 7 is calculated as net income after preferred stock costs excluding the impact of legal expense divided by average equity. CIB average equity was $102B, $102B, $107B, $128B, and $138B for 2019, 2020, 2021, 2022, and 2023, respectively. The table below provides a reconciliation of reported results to these non-GAAP financial measures

Reconciliation of reported to adjusted results excluding the impact of legal expense

Commercial & Investment Bank

Year ended December 31, (in millions, except where otherwise noted)		2019	2020	2021	2022	2023
(1) Revenue	Reported/ Adjusted	$ 48,701	$ 58,764	$ 61,951	$ 59,635	$ 64,353
(2) Expense	Reported	$ 26,397	$ 27,571	$ 29,594	$ 32,069	$ 33,972
	Adjustments:					
	Legal Expenses	$ (382)	$ (797)	$ (253)	$ (123)	$ (690)
	Adjusted	$ 26,015	$ 26,775	$ 29,341	$ 31,946	$ 33,282
(3) Net Income	Reported	$ 15,877	$ 19,621	$ 26,353	$ 19,138	$ 20,272
	Adjustments:					
	Legal Expenses	$ 348	$ 733	$ 226	$ 90	$ 632
	Adjusted	$ 16,225	$ 20,354	$ 26,579	$ 19,228	$ 20,904
(4) ROE	Reported	15%	18%	24%	14%	14%
	Adjusted	15%	19%	24%	14%	15%

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Slide 4 – Our strategy is consistent, and we are better positioned to execute against it 1. Source: Dealogic. For additional information see note 2 on slide 34 2. Source: Coalition Greenwich Competitor Analytics. Based on JPMorgan Chase’s internal business structure and internal revenue. Payments reflects global J.P. Morgan Treasury Services (Firmwide). For additional information see note 1 on slide 34 3. “Roughly flat YoY” represents YoY change of less than 5% 4. All “at scale” metrics are as of 2023 5. Based on Firmwide data using regulatory reporting guidelines prescribed by the Federal Reserve for U.S. Title 1 planning purposes; includes internal settlements, global payments to and through third-party processors and banks, and other internal transfers 6. This presentation includes certain non-GAAP financial measures, which exclude the impact of legal expense. Refer to slide 35 for a reconciliation of reported results to these non-GAAP financial measures Notes on slide 4-6 Slide 5 – Our market share remains strong, however competition has intensified across products and regions 1. Source: Dealogic. For additional information see note 2 on slide 34 2. Source: Coalition Greenwich Competitor Analytics. Based on JPMorgan Chase’s internal business structure and internal revenue. Payments reflects global J.P. Morgan Treasury Services (Firmwide). For additional information see note 1 on slide 34 3. Source: Coalition Greenwich Competitor Analytics. Based on JPMorgan Chase’s internal business structure and internal revenue. Overall market share reflects Total CIB (h-CIB). Americas reflects North America and Latin America Slide 6 – Despite our leadership positions, there are several opportunities for growth 1. Source: Coalition Greenwich Competitor Analytics (all ranks excluding GIB, ECM, DCM, and M&A) and Dealogic (GIB, ECM, DCM, and M&A ranks). Includes co-ranked positions as defined by Coalition Greenwich 2. Businesses include Total CIB (Firmwide), Banking (Firmwide), GIB, M&A, ECM, DCM, Treasury Services (Firmwide), Trade Finance (Firmwide), Markets, FICC, G10 Rates, G10 FX, EM Macro, EM Credit, Commodities, G10 Credit, SPG, Public Finance, G10 Financing, Equities, Cash Equities, Equity Derivatives, Prime Brokerage, Futures, and Securities Services. EMEA and APAC do not include Public Finance 3. Source: Coalition Greenwich Competitor Analytics. Total CIB (Firmwide) regional rank for Americas, EMEA and APAC. Ranks are based on the Coalition Index Banks. Americas reflects North America and Latin America For additional information related to footnotes 1-3 see notes 1-2 on slide 34 36

Slide 11 – We continue to maintain our industry-leading position 1. JPM revenue as reported 2. Source: Coalition Greenwich Competitor Analytics for Markets rank and share. Rank and share based on JPMorgan Chase’s internal business structure and internal revenue. Wallet reflects Coalition Greenwich Global Markets Industry pool. For additional information see note 1 on slide 34 3. Source: Coalition Greenwich Institutional Client Analytics. “Large, Mid-Size and Small Institutional Clients” is a JPM only categorization based on share of wallet, product penetration and revenue metrics. Wallet is based on 1,650 clients in 2019 and 2,049 clients in 2023 4. Source: Coalition Greenwich Corporate Client Analytics. Share of Corporate clients is calculated as the wallet of Top 2,000 clients in 2019 and 1H23 across FICC products. 1H23 client wallet is annualized Notes on slides 10-11 Slide 10 – We have an at-scale, complete and global Markets offering, serving clients of all types in every region 1. JPM revenue as reported 2. Source: Coalition Greenwich Competitor Analytics for FICC and Equities ranks. Ranks based on JPMorgan Chase’s internal business structure and internal revenue. Institutional Investor for Research rank. Ranks for 2023 3. Source: Coalition Greenwich Global Markets Voice of Client 2023 Study. Ranks represent quality leadership, based on feedback gathered from top buy-side and corporate clients 4. Source: Coalition Greenwich Competitor Analytics for Regional Markets ranks for 2023. Americas reflects North America and Latin America 5. Source: Coalition Greenwich Institutional Client Analytics. Represents top 1,000 Financial Institutions (FI) based on 2023 wallet size and product penetration derived with minimum $100k revenue threshold 6. Top clients identified based on Coalition Greenwich Institutional Client Analytics. Overlap across trade lifecycle determined based on internal management revenue 7. Source: Wallet based on Coalition Greenwich Institutional Client Analytics. Lower ROE products identified using average of 2019 to 2023 internal ROE 8. Revenue CAGR is for 2019-2023 and based on internal management revenue 9. JPM is ranked 1-3 for 609 out of Top 1,000 FI clients identified based on 2023 wallet size published by Coalition Greenwich Institutional Client Analytics For additional information related to footnotes 2 and 4 see note 1 on slide 34 37

Slide 14 – We continue to increase fees and close the gap to #1 1. Source: Coalition Greenwich Competitor Analytics. Based on JPMorgan Chase’s internal business structure and internal revenue. For additional information see note 1 on slide 34 2. 2019 and 2023 revenue excludes discontinued business 3. All metrics denote change from 2019 to 2023 Notes on slides 14-16 Slide 16 – Our industry-leading Payments offering serves complex client needs with end-to-end solutions 1. All revenue figures exclude the net impact of equity investments 2. Source: Coalition Greenwich Competitor Analytics. Based on JPMorgan Chase’s internal business structure and internal revenue. Rank reflects global J.P. Morgan Treasury Services (Firmwide) 3. Source: Nilson 2023 issue #1260. Includes Visa/Mastercard, pin and other credit volumes 4. Source: Coalition Greenwich Competitor Analytics. Based on JPMorgan Chase’s internal business structure and internal revenue 5. Represents countries where JPM has the capability to make payouts (e.g., wire transfers) to clients 6. Percentage of Payments revenue from clients with Payments revenue (>$50k) and revenue in at least one additional JPM product (e.g., Markets, Banking) 7. Source: Coalition Greenwich Voice of Client 2023 U.S. Large Corporate Cash Management Program. NPS for JPM based on Total Market 8. Source: Coalition Greenwich 2023 Digital Transformation Benchmarking - Large Corporate Segment For additional information related to footnotes 2 and 4 see note 1 on slide 34 38

Notes on slide 17-22 Slide 17 – We continue to deliver strong performance across client segments and products 1. All revenue figures exclude the net impact of equity investments 2. Represents growth in fees excluding the impact of credits earned by Commercial & Investment Bank clients on balances held in non-interest bearing deposit accounts. The credits earned can be used to offset fees for payments services (e.g. ACH, Fed wire, lockbox). Management reviews fees excluding the impact of client credits to analyze performance independent of the impacts from changes to deposit balances and interest rates. The credits earned have reduced the rates-related growth noted in the Payments revenue chart 3. Average deposits includes Trade Finance 4. Source: Coalition Greenwich Competitor Analytics. Based on JPMorgan Chase’s internal business structure and internal revenue. Share reflects global J.P. Morgan Treasury Services (Firmwide). For additional information see note 1 on slide 34 5. Source: USD Market Share represents U.S. dollar payment instructions for direct payments and credit transfers processed over Society for Worldwide Interbank Financial Telecommunications (“SWIFT”) in the countries where J.P. Morgan has sales coverage 6. Top 20 global corporates (excluding FI clients) by market capitalization as of April 22, 2024 39 Slide 22 – Starting from a position of strength, with significant room for continued growth 1. Source: Dealogic as of April 1, 2024; excludes the impact of UBS/CS merger prior to the year of acquisition (2023) 2. Source: Coalition Greenwich 2023 Market Tracking Study (JPMorgan Chase - National - $20-500mm) 3. Source: S&P Global Market Intelligence as of December 31, 2023 4. Source: LSEG – U.S. Overall Middle Market Bookrunner, 2023 5. Source: Barlow Research Associates 6. Includes financing to vital institutions, emerging middle market businesses, affordable housing development, New Markets Tax Credit financing to support community development projects, community development financial institutions 7. Includes commitments from CB and IB towards firmwide Sustainable Development Target for 2023

Notes on slides 26-31 Slide 30 – Maintaining risk discipline – Commercial & Industrial 1. Commercial & Industrial exposure (excluding loans at fair value and held for sale) is comprised of retained loans, lending-related commitments (LRC) and derivative receivables, based on groupings of NAICS codes and may not align to regulatory definitions 2. Defined per internal facility risk ratings which take into consideration collateral and structural support 3. Based on groupings of NAICS codes and may not align to regulatory definitions 4. Region is defined by the country of assets Slide 26 – Disciplined and focused approach to Financial Sponsors coverage 1. Source: Preqin as of 2023; includes Private Equity, Infrastructure and Real Estate funds 2. Source: PitchBook Data, Inc. as of March 2024 3. Source: Dealogic as of April 1, 2024; based on global aggregate IB wallet for 2019-2023 4. Source: Dealogic as of May 6, 2024; based on global aggregate IB wallet for 2019-2023; Middle Market includes deals with size <$2B and undisclosed deals 40 Slide 31 – Maintaining risk discipline – Commercial Real Estate 1. Commercial real estate exposure (excluding loans at fair value and held for sale) is comprised of retained loans, lending-related commitments (LRC) and derivative receivables, based on groupings of NAICS codes and may not align to regulatory definitions, which includes secured by real estate, secured by non-real estate and unsecured exposure; ~93% of exposure is in Global Banking 2. Commercial Term Lending does not include exposure originated by First Republic 3. Calculated based on allowance for loan losses over loans outstanding for loans secured by office properties 4. Other includes services and non income producing, other income producing properties and lodging 5. Based on costar data National all class vacancy rate and rent growth as of 2023 6. Industry maturity data is based on MSCI Real Assets; ~$220B office debt maturing in 2024 and 2025 7. Based on contractual Maturity Date including extension options as documented